Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

Second Quarter 2012

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K, the Current Report on Form 8-K filed on May 2, 2012 (retrospective adoption of deferred acquisition costs “DAC”) and Quarterly Reports on Form 10-Q.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) and operating measures are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP and Operating Measures” and non-GAAP measures are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - Second Quarter 2012

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011

Revenues
Property-liability insurance premiums	$6,666	$6,630	$6,605	$6,432	$6,457	$6,448	$13,296	$12,905
Life and annuity premiums and contract charges	559	553	570	552	547	569	1,112	1,116
Net investment income	1,026	1,011	975	994	1,020	982	2,037	2,002
Realized capital gains and losses:
Total other-than-temporary impairment losses	(69)	(87)	(128)	(197)	(82)	(156)	(156)	(238)
Portion of loss recognized in other comprehensive income	19	4	4	(6)	(4)	(27)	23	(31)
Net other-than-temporary impairment losses recognized in earnings	(50)	(83)	(124)	(203)	(86)	(183)	(133)	(269)
Sales and other realized capital gains and losses	77	251	210	467	143	279	328	422
Total realized capital gains and losses	27	168	86	264	57	96	195	153
Total revenues	8,278	8,362	8,236	8,242	8,081	8,095	16,640	16,176

Costs and expenses
Property-liability insurance claims and claims expense	4,810	4,339	4,198	5,132	6,355	4,476	9,149	10,831
Life and annuity contract benefits	462	439	430	455	422	454	901	876
Interest credited to contractholder funds	366	378	405	405	417	418	744	835
Amortization of deferred policy acquisition costs	942	979	981	1,046	960	984	1,921	1,944
Operating costs and expenses	996	1,017	1,083	888	868	900	2,013	1,768
Restructuring and related charges	10	6	16	8	11	9	16	20
Interest expense	93	95	92	92	91	92	188	183
Total costs and expenses	7,679	7,253	7,205	8,026	9,124	7,333	14,932	16,457

Gain (loss) on disposition of operations	3	3	3	3	7	(20)	6	(13)

Income (loss) from operations before income tax expense (benefit)	602	1,112	1,034	219	(1,036)	742	1,714	(294)

Income tax expense (benefit)	179	346	322	44	(412)	218	525	(194)

Net income (loss)	$423	$766	$712	$175	$(624)	$524	$1,189	$(100)

Earnings per share: (1)

Net income (loss) per share - Basic	$0.86	$1.54	$1.41	$0.34	$(1.19)	$0.99	$2.40	$(0.19)
Weighted average shares - Basic	490.6	498.7	504.5	512.0	523.1	531.0	494.9	528.2

Net income (loss) per share - Diluted (2)	$0.86	$1.53	$1.40	$0.34	$(1.19)	$0.98	$2.39	$(0.19)
Weighted average shares - Diluted (2)	493.8	501.5	506.8	514.2	523.1	533.6	497.9	528.2

Cash dividends declared per share	$0.22	$0.22	$0.21	$0.21	$0.21	$0.21	$0.44	$0.42

(1)	In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.
(2)

As a result of the net loss for the three-months ended June 30, 2011, weighted average dilutive potential common shares outstanding resulting from 2.1 million stock options and 0.5 million restricted stock units (non-participating) were not included in the computation of diluted earnings per share in that quarter, since inclusion of these securities would have an anti-dilutive effect.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011

Contribution to income

Operating income (loss) before the impact of restructuring and related charges	$438	$714	$746	$85	$(640)	$500	$1,152	$(140)
Restructuring and related charges, after-tax	(6)	(4)	(11)	(5)	(7)	(6)	(10)	(13)

Operating income (loss) *	432	710	735	80	(647)	494	1,142	(153)

Realized capital gains and losses, after-tax	17	110	55	170	36	63	127	99
Valuation changes on embedded derivatives that are not hedged, after-tax	(3)	(6)	(13)	(4)	(3)	8	(9)	5
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	(10)	(16)	(65)	(5)	(22)	(10)	(27)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-	3	-	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(9)	(9)	(8)	(8)	(10)	(9)	(18)	(19)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(16)	(31)	(42)	-	-	-	(47)	-
Gain (loss) on disposition of operations, after-tax	2	2	1	2	5	(13)	4	(8)

Net income (loss)	$423	$766	$712	$175	$(624)	$524	$1,189	$(100)

Income per share - Diluted (1) (2)
Operating income (loss) before the impact of restructuring and related charges	$0.89	$1.42	$1.47	$0.17	$(1.22)	$0.94	$2.31	$(0.27)
Restructuring and related charges, after-tax	(0.02)	-	(0.02)	(0.01)	(0.02)	(0.01)	(0.02)	(0.02)

Operating income (loss)	0.87	1.42	1.45	0.16	(1.24)	0.93	2.29	(0.29)

Realized capital gains and losses, after-tax	0.04	0.22	0.11	0.33	0.07	0.12	0.26	0.19
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	(0.01)	(0.03)	(0.01)	(0.01)	0.02	(0.02)	0.01
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	(0.02)	(0.03)	(0.13)	(0.01)	(0.04)	(0.02)	(0.05)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-	-	-	0.01
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.02)	(0.02)	(0.02)	(0.01)	(0.02)	(0.02)	(0.04)	(0.04)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(0.03)	(0.06)	(0.08)	-	-	-	(0.09)	-
Gain (loss) on disposition of operations, after-tax	0.01	-	-	-	0.02	(0.03)	0.01	(0.02)

Net income (loss)	$0.86	$1.53	$1.40	$0.34	$(1.19)	$0.98	$2.39	$(0.19)

Weighted average shares - Diluted	493.8	501.5	506.8	514.2	523.1	533.6	497.9	528.2

(1)	In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.
(2)

As a result of the net loss for the three-months ended June 30, 2011, weighted average dilutive potential common shares outstanding resulting from 2.1 million stock options and 0.5 million restricted stock units (non-participating) were not included in the computation of diluted earnings per share in that quarter, since inclusion of these securities would have an anti-dilutive effect.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011

Property-Liability
Property-liability insurance premiums	$6,666	$6,630	$6,605	$6,432	$6,457	$6,448	$13,296	$12,905
Net investment income	352	313	309	298	310	284	665	594
Realized capital gains and losses	19	189	12	24	(8)	57	208	49

Total Property-Liability revenues	7,037	7,132	6,926	6,754	6,759	6,789	14,169	13,548

Allstate Financial
Life and annuity premiums and contract charges	559	553	570	552	547	569	1,112	1,116
Net investment income	663	687	656	682	694	684	1,350	1,378
Realized capital gains and losses	8	(21)	68	219	62	39	(13)	101

Total Allstate Financial revenues	1,230	1,219	1,294	1,453	1,303	1,292	2,449	2,595

Corporate and Other
Service fees (1)	1	1	2	1	2	2	2	4
Net investment income	11	11	10	14	16	14	22	30
Realized capital gains and losses	-	-	6	21	3	-	-	3

Total Corporate and Other revenues before reclassification of services fees	12	12	18	36	21	16	24	37

Reclassification of service fees (1)	(1)	(1)	(2)	(1)	(2)	(2)	(2)	(4)

Total Corporate and Other revenues	11	11	16	35	19	14	22	33

Consolidated revenues	$8,278	$8,362	$8,236	$8,242	$8,081	$8,095	$16,640	$16,176

(1)      For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2012	2012	2011	2011	2011		2012	2012	2011	2011	2011

Assets						Liabilities
Investments						Reserve for property-liability insurance
Fixed income securities, at fair value						claims and claims expense	$20,395	$20,283	$20,375	$20,395	$20,456
(amortized cost $73,925, $74,060,						Reserve for life-contingent contract benefits	14,640	14,296	14,406	14,270	13,751
$73,379, $73,935 and $76,502)	$77,926	$77,223	$76,113	$76,394	$78,414	Contractholder funds	40,832	41,603	42,332	43,776	45,078
Equity securities, at fair value						Unearned premiums	10,085	9,888	10,057	10,002	9,727
(cost $3,430, $3,430, $4,203,						Claim payments outstanding	813	750	827	960	948
$4,252 and $4,329)	3,681	3,847	4,363	4,157	4,954	Deferred income taxes	53	-	-	-	-
Mortgage loans	6,928	7,167	7,139	6,956	6,827	Other liabilities and accrued expenses	6,394	6,490	5,978	6,741	6,204
Limited partnership interests	4,694	4,637	4,697	4,407	4,400	Long-term debt	6,058	6,058	5,908	5,907	5,907
Short-term, at fair value						Separate Accounts	6,790	7,355	6,984	6,791	8,175
(amortized cost $1,867, 1,886,						Total liabilities	106,060	106,723	106,867	108,842	110,246
$1,291, $3,517 and $2,536)	1,867	1,886	1,291	3,517	2,536	Equity
Other	2,224	2,249	2,015	2,094	2,158
Total investments	97,320	97,009	95,618	97,525	99,289	Common stock, 486 million, 493 million,
						501 million, 505 million and 517 million shares outstanding	9	9	9	9	9
						Additional capital paid-in	3,154	3,151	3,189	3,177	3,165
						Retained income	32,880	32,565	31,909	31,303	31,237
						Deferred ESOP expense	(41)	(41)	(43)	(43)	(43)
						Treasury stock, at cost (414 million, 407
						million, 399 million, 395 million and 383 million shares)	(17,272)	(17,034)	(16,795)	(16,693)	(16,387)
						Accumulated other comprehensive income:
						Unrealized net capital gains and losses:
						Unrealized net capital losses on fixed
						income securities with other-than-temporary impairments	(105)	(100)	(174)	(155)	(156)
						Other unrealized net capital gains and losses	2,859	2,412	2,041	1,683	1,783
Cash	571	577	776	1,026	693	Unrealized adjustment to DAC, DSI and
Premium installment receivables, net	4,929	4,908	4,920	4,988	4,869	insurance reserves	(684)	(438)	(467)	(463)	(152)
Deferred policy acquisition costs	3,644	3,716	3,871	3,889	4,000	Total unrealized net capital gains
Reinsurance recoverables, net (1)	7,120	7,118	7,251	6,720	6,446	and losses	2,070	1,874	1,400	1,065	1,475
Accrued investment income	846	846	826	854	875	Unrealized foreign currency translation
Deferred income taxes	-	201	722	991	731	adjustments	58	65	56	49	82
Property and equipment, net	909	912	914	908	914	Unrecognized pension and other
Goodwill	1,242	1,242	1,242	874	874	postretirement benefit cost	(1,383)	(1,407)	(1,427)	(1,135)	(1,156)
Other assets	2,164	2,049	2,069	2,037	1,791	Total accumulated other
Separate Accounts	6,790	7,355	6,984	6,791	8,175	comprehensive income (loss)	745	532	29	(21)	401
						Total shareholders’ equity	19,475	19,182	18,298	17,732	18,382
						Noncontrolling interest	-	28	28	29	29
						Total equity	19,475	19,210	18,326	17,761	18,411
Total assets	$125,535	$125,933	$125,193	$126,603	$128,657	Total liabilities and equity	$125,535	$125,933	$125,193	$126,603	$128,657

(1)                  Reinsurance recoverables of unpaid losses related to Property-Liability were $2,544 million, $2,571 million, $2,588 million, $2,271 million and $2,099 million as of June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER SHARE

($ in millions, except per share data )

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2011	2011	2011	2011
Book value per share

Numerator:

Shareholders’ equity	$19,475	$19,182	$18,298	$17,732	$18,382	$18,898

Denominator:

Shares outstanding and dilutive potential shares outstanding	490.2	497.3	505.8	509.0	522.0	529.0

Book value per share	$39.73	$38.57	$36.18	$34.84	$35.21	$35.72

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Shareholders’ equity	$19,475	$19,182	$18,298	$17,732	$18,382	$18,898

Unrealized net capital gains and losses on fixed income securities	1,919	1,620	1,311	1,136	1,091	671

Adjusted shareholders’ equity	$17,556	$17,562	$16,987	$16,596	$17,291	$18,227

Denominator:

Shares outstanding and dilutive potential shares outstanding	490.2	497.3	505.8	509.0	522.0	529.0

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$35.81	$35.31	$33.58	$32.61	$33.12	$34.46

THE ALLSTATE CORPORATION

RETURN ON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2011	2011	2011	2011
Return on Shareholders’ Equity

Numerator:

Net income (1)	$2,076	$1,029	$787	$368	$554	$1,315

Denominator:

Beginning shareholders’ equity	$18,382	$18,898	$18,617	$18,887	$17,619	$17,104
Ending shareholders’ equity	19,475	19,182	18,298	17,732	18,382	18,898

Average shareholders’ equity (2)	$18,929	$19,040	$18,458	$18,310	$18,001	$18,001

Return on shareholders’ equity	11.0%	5.4%	4.3%	2.0%	3.1%	7.3%

Operating Income Return on Shareholders’ Equity *

Numerator:
Operating income (1)	$1,957	$878	$662	$189	$555	$1,632

Denominator:

Beginning shareholders’ equity	$18,382	$18,898	$18,617	$18,887	$17,619	$17,104
Unrealized net capital gains and losses	1,475	1,072	948	1,313	312	(145)
Adjusted beginning shareholders’ equity	16,907	17,826	17,669	17,574	17,307	17,249

Ending shareholders’ equity	19,475	19,182	18,298	17,732	18,382	18,898
Unrealized net capital gains and losses	2,070	1,874	1,400	1,065	1,475	1,072
Adjusted ending shareholders’ equity	17,405	17,308	16,898	16,667	16,907	17,826

Average adjusted shareholders’ equity (2)	$17,156	$17,567	$17,284	$17,121	$17,107	$17,538

Operating income return on shareholders’ equity	11.4%	5.0%	3.8%	1.1%	3.2%	9.3%

(1)                 Net income and operating income reflect a trailing twelve-month period.

(2)                 Average shareholders’ equity and average adjusted shareholders’ equity are determined using a two-point average, with the beginning and ending shareholders’ equity and adjusted shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2011	2011	2011	2011

Debt

Long-term debt	$6,058	$6,058	$5,908	$5,907	$5,907	$5,908

Capital resources

Debt	$6,058	$6,058	$5,908	$5,907	$5,907	$5,908

Shareholders’ equity
Common stock	9	9	9	9	9	9
Additional capital paid-in	3,154	3,151	3,189	3,177	3,165	3,156
Retained income	32,880	32,565	31,909	31,303	31,237	31,971
Deferred ESOP expense	(41)	(41)	(43)	(43)	(43)	(42)
Treasury stock	(17,272)	(17,034)	(16,795)	(16,693)	(16,387)	(16,173)
Unrealized net capital gains and losses	2,070	1,874	1,400	1,065	1,475	1,072
Unrealized foreign currency translation adjustments	58	65	56	49	82	78
Unrecognized pension and other postretirement benefit cost	(1,383)	(1,407)	(1,427)	(1,135)	(1,156)	(1,173)
Total shareholders’ equity	19,475	19,182	18,298	17,732	18,382	18,898

Total capital resources	$25,533	$25,240	$24,206	$23,639	$24,289	$24,806

Ratio of debt to shareholders’ equity	31.1%	31.6%	32.3%	33.3%	32.1%	31.3%

Ratio of debt to capital resources	23.7%	24.0%	24.4%	25.0%	24.3%	23.8%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$423	$766	$712	$175	$(624)	$524	$1,189	$(100)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	105	96	103	60	58	31	201	89
Realized capital gains and losses	(27)	(168)	(86)	(264)	(57)	(96)	(195)	(153)
(Gain) loss on disposition of operations	(3)	(3)	(3)	(3)	(7)	20	(6)	13
Interest credited to contractholder funds	366	378	405	405	417	418	744	835
Changes in:
Policy benefits and other insurance reserves	(31)	(346)	(623)	(119)	723	(58)	(377)	665
Unearned premiums	207	(180)	(183)	307	161	(248)	27	(87)
Deferred policy acquisition costs	(46)	52	48	69	(7)	67	6	60
Premium installment receivables, net	(28)	19	191	(136)	(25)	3	(9)	(22)
Reinsurance recoverables, net	(30)	57	(441)	(235)	77	(117)	27	(40)
Income taxes	8	333	316	43	(429)	203	341	(226)
Other operating assets and liabilities	23	(197)	(181)	109	247	(21)	(174)	226
Net cash provided by operating activities	967	807	258	411	534	726	1,774	1,260

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	4,229	5,689	5,520	9,776	5,777	8,363	9,918	14,140
Equity securities	216	1,059	896	262	212	642	1,275	854
Limited partnership interests	393	403	238	427	222	113	796	335
Mortgage loans	5	6	23	9	39	26	11	65
Other investments	52	36	15	40	46	63	88	109
Investment collections
Fixed income securities	1,175	966	1,087	1,479	1,184	1,201	2,141	2,385
Mortgage loans	288	170	143	183	220	88	458	308
Other investments	16	23	18	13	15	77	39	92
Investment purchases
Fixed income securities	(5,337)	(7,008)	(5,996)	(7,966)	(3,727)	(10,207)	(12,345)	(13,934)
Equity securities	(162)	(128)	(758)	(285)	(637)	(144)	(290)	(781)
Limited partnership interests	(346)	(318)	(537)	(394)	(431)	(334)	(664)	(765)
Mortgage loans	(51)	(216)	(345)	(360)	(510)	(26)	(267)	(536)
Other investments	(80)	(163)	(5)	(53)	(88)	(58)	(243)	(146)
Change in short-term investments, net	(13)	(379)	2,118	(1,102)	(483)	1,649	(392)	1,166
Change in other investments, net	(48)	(9)	(58)	(187)	(51)	(119)	(57)	(170)
Disposition (acquisition) of operations, net of cash acquired	1	(1)	(917)	2	-	(1)	-	(1)
Purchases of property and equipment, net	(65)	(51)	(86)	(54)	(58)	(48)	(116)	(106)
Net cash provided by investing activities	273	79	1,356	1,790	1,730	1,285	352	3,015

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of long-term debt	-	493	7	-	-	-	493	-
Repayment of long-term debt	(1)	(350)	(6)	-	(1)	-	(351)	(1)
Contractholder fund deposits	520	485	570	486	524	596	1,005	1,120
Contractholder fund withdrawals	(1,366)	(1,299)	(2,241)	(1,931)	(2,386)	(2,122)	(2,665)	(4,508)
Dividends paid	(109)	(106)	(108)	(109)	(111)	(107)	(215)	(218)
Treasury stock purchases	(274)	(309)	(95)	(314)	(239)	(305)	(583)	(544)
Shares reissued under equity incentive plans, net	11	15	1	1	8	9	26	17
Excess tax benefits on share-based payment arrangements	5	(1)	(1)	(1)	-	(3)	4	(3)
Other	(32)	(13)	9	-	(7)	-	(45)	(7)
Net cash used in financing activities	(1,246)	(1,085)	(1,864)	(1,868)	(2,212)	(1,932)	(2,331)	(4,144)

NET (DECREASE) INCREASE IN CASH	(6)	(199)	(250)	333	52	79	(205)	131
CASH AT BEGINNING OF PERIOD	577	776	1,026	693	641	562	776	562
CASH AT END OF PERIOD	$571	$577	$776	$1,026	$693	$641	$571	$693

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs
	For the three months ended June 30, 2012

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending
	balance	costs	before	embedded derivatives	(charged) credited	capital gains	balance
	March 31, 2012	deferred	adjustments (1) (2)	that are not hedged (2)	to income (2)	and losses	June 30, 2012

Property-Liability	$1,314	$899	$(865)	$-	$-	$-	$1,348

Allstate Financial:
Traditional life and accident and health	627	36	(23)	-	-	-	640
Interest-sensitive life	1,674	46	(46)	(2)	-	(74)	1,598
Fixed annuity	101	6	(7)	1	-	(43)	58
Sub-total	2,402	88	(76)	(1)	-	(117)	2,296

Consolidated	$3,716	$987	$(941)	$(1)	$-	$(117)	$3,644

	Change in Deferred Policy Acquisition Costs
	For the three months ended June 30, 2011

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending
	balance	costs	before	embedded derivatives	(charged) credited	capital gains	balance
	March 31, 2011	deferred	adjustments (1) (2)	that are not hedged (2)	to income (2)	and losses	June 30, 2011

Property-Liability	$1,296	$884	$(867)	$-	$-	$-	$1,313

Allstate Financial:
Traditional life and accident and health	580	34	(24)	-	-	-	590
Interest-sensitive life	1,889	43	(47)	(1)	-	(59)	1,825
Fixed annuity	348	6	(16)	(5)	-	(61)	272
Sub-total	2,817	83	(87)	(6)	-	(120)	2,687

Consolidated	$4,113	$967	$(954)	$(6)	$-	$(120)	$4,000

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration charged/credited to income.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the six months ended June 30, 2012							Acquisition Costs as of June 30, 2012

				Amortization
				relating to realized
				capital gains and	Amortization			DAC before		DAC after
				losses and	(acceleration)	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	(charged) credited	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2011	deferred	adjustments (1) (2)	that are not hedged (2)	to income (2)	and losses	June 30, 2012	and losses	and losses	and losses

Property-Liability	$1,348	$1,743	$(1,743)	$-	$-	$-	$1,348	$1,348	$-	$1,348

Allstate Financial:
Traditional life and accident and health	616	74	(50)	-	-	-	640	640	-	640
Interest-sensitive life	1,698	88	(93)	(4)	-	(91)	1,598	1,907	(309)	1,598
Fixed annuity	209	10	(19)	(12)	-	(130)	58	81	(23)	58
Sub-total	2,523	172	(162)	(16)	-	(221)	2,296	2,628	(332)	2,296

Consolidated	$3,871	$1,915	$(1,905)	$(16)	$-	$(221)	$3,644	$3,976	$(332)	$3,644

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the six months ended June 30, 2011							Acquisition Costs as of June 30, 2011

				Amortization
				relating to realized
				capital gains and	Amortization			DAC before		DAC after
				losses and	(acceleration)	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	(charged) credited	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2010	deferred	adjustments (1) (2)	that are not hedged (2)	to income (2)	and losses	June 30, 2011	and losses	and losses	and losses

Property-Liability	$1,321	$1,723	$(1,731)	$-	$-	$-	$1,313	$1,313	$-	$1,313

Allstate Financial:
Traditional life and accident and health	573	64	(47)	-	-	-	590	590	-	590
Interest-sensitive life	1,917	87	(95)	(10)	(12)	(62)	1,825	1,928	(103)	1,825
Fixed annuity	369	12	(28)	(26)	5	(60)	272	228	44	272
Sub-total	2,859	163	(170)	(36)	(7)	(122)	2,687	2,746	(59)	2,687

Consolidated	$4,180	$1,886	$(1,901)	$(36)	$(7)	$(122)	$4,000	$4,059	$(59)	$4,000

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration charged/credited to income.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011

Premiums written *	$6,864	$6,463	$6,426	$6,728	$6,611	$6,215	$13,327	$12,826
Decrease (increase) in unearned premiums	(198)	167	174	(276)	(165)	234	(31)	69
Other	-	-	5	(20)	11	(1)	-	10

Premiums earned	6,666	6,630	6,605	6,432	6,457	6,448	13,296	12,905
Claims and claims expense	(4,810)	(4,339)	(4,198)	(5,132)	(6,355)	(4,476)	(9,149)	(10,831)
Amortization of deferred policy acquisition costs	(865)	(878)	(880)	(866)	(867)	(864)	(1,743)	(1,731)
Operating costs and expenses	(847)	(884)	(913)	(735)	(726)	(769)	(1,731)	(1,495)
Restructuring and related charges	(10)	(6)	(13)	(8)	(11)	(11)	(16)	(22)
Underwriting income (loss) *	134	523	601	(309)	(1,502)	328	657	(1,174)

Net investment income	352	313	309	298	310	284	665	594
Periodic settlements and accruals on non-hedge derivative instruments	(2)	(1)	(3)	(5)	(3)	(4)	(3)	(7)
Business combination expenses and the amortization of purchased intangible assets	26	47	49	-	-	-	73	-
Income tax (expense) benefit on operations	(153)	(281)	(302)	38	463	(181)	(434)	282

Operating income (loss)	357	601	654	22	(732)	427	958	(305)

Realized capital gains and losses, after-tax	12	124	7	15	(6)	38	136	32
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	1	2	4	1	3	2	4
Business combination expenses and the amortization of purchased intangible assets, after-tax	(16)	(31)	(32)	-	-	-	(47)	-
Net income (loss)	$354	$695	$631	$41	$(737)	$468	$1,049	$(269)

Catastrophe losses	$819	$259	$66	$1,077	$2,339	$333	$1,078	$2,672

Operating ratios
Claims and claims expense (“loss”) ratio	72.2	65.4	63.5	79.8	98.4	69.4	68.8	83.9
Expense ratio	25.8	26.7	27.4	25.0	24.9	25.5	26.3	25.2
Combined ratio	98.0	92.1	90.9	104.8	123.3	94.9	95.1	109.1

Combined ratio excluding the effect of catastrophes *	85.7	88.2	89.9	88.1	87.1	89.7	87.0	88.4
Effect of catastrophe losses on combined ratio	12.3	3.9	1.0	16.7	36.2	5.2	8.1	20.7
Combined ratio	98.0	92.1	90.9	104.8	123.3	94.9	95.1	109.1

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying”)	86.3	88.1	90.7	89.2	87.5	89.9	87.2	88.7
Effect of catastrophe losses on combined ratio	12.3	3.9	1.0	16.7	36.2	5.2	8.1	20.7
Effect of prior year reserve reestimates on combined ratio	(2.4)	(3.1)	(2.0)	(1.8)	(0.7)	(0.7)	(2.7)	(0.7)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	1.4	2.5	0.5	0.7	0.3	0.5	1.9	0.4
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.4	0.7	0.7	-	-	-	0.6	-
Combined ratio	98.0	92.1	90.9	104.8	123.3	94.9	95.1	109.1

Effect of restructuring and related charges on combined ratio	0.2	0.1	0.2	0.1	0.2	0.2	0.1	0.2

Effect of Discontinued Lines and Coverages on combined ratio	0.1	-	-	0.2	0.1	0.1	0.1	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011

Property-Liability Underwriting Summary
Allstate Protection	$138	$526	$604	$(297)	$(1,498)	$334	$664	$(1,164)
Discontinued Lines and Coverages	(4)	(3)	(3)	(12)	(4)	(6)	(7)	(10)
Underwriting income (loss)	$134	$523	$601	$(309)	$(1,502)	$328	$657	$(1,174)

Allstate Protection Underwriting Summary
Premiums written	$6,864	$6,462	$6,426	$6,728	$6,611	$6,216	$13,326	$12,827

Premiums earned	$6,666	$6,630	$6,604	$6,432	$6,457	$6,449	$13,296	$12,906
Claims and claims expense	(4,808)	(4,336)	(4,195)	(5,121)	(6,352)	(4,472)	(9,144)	(10,824)
Amortization of deferred policy acquisition costs	(865)	(878)	(880)	(866)	(867)	(864)	(1,743)	(1,731)
Operating costs and expenses	(845)	(884)	(912)	(734)	(725)	(768)	(1,729)	(1,493)
Restructuring and related charges	(10)	(6)	(13)	(8)	(11)	(11)	(16)	(22)
Underwriting income (loss)	$138	$526	$604	$(297)	$(1,498)	$334	$664	$(1,164)

Catastrophe losses	$819	$259	$66	$1,077	$2,339	$333	$1,078	$2,672

Operating ratios
Loss ratio	72.1	65.4	63.5	79.6	98.4	69.3	68.8	83.9
Expense ratio	25.8	26.7	27.4	25.0	24.8	25.5	26.2	25.1
Combined ratio	97.9	92.1	90.9	104.6	123.2	94.8	95.0	109.0

Effect of catastrophe losses on combined ratio	12.3	3.9	1.0	16.7	36.2	5.2	8.1	20.7

Effect of restructuring and related charges on combined ratio	0.2	0.1	0.2	0.1	0.2	0.2	0.1	0.2

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.4	0.7	0.7	-	-	-	0.6	-

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$-	$1	$-	$-	$-	$(1)	$1	$(1)

Premiums earned	$-	$-	$1	$-	$-	$(1)	$-	$(1)
Claims and claims expense	(2)	(3)	(3)	(11)	(3)	(4)	(5)	(7)
Operating costs and expenses	(2)	-	(1)	(1)	(1)	(1)	(2)	(2)
Underwriting loss	$(4)	$(3)	$(3)	$(12)	$(4)	$(6)	$(7)	$(10)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.1	-	-	0.2	0.1	0.1	0.1	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY MARKET SEGMENT

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011

Allstate brand (1)
Standard auto	$3,903	$3,937	$3,812	$3,996	$3,911	$3,984	$7,840	$7,895
Non-standard auto	174	189	174	194	197	210	363	407
Auto	4,077	4,126	3,986	4,190	4,108	4,194	8,203	8,302

Involuntary auto	21	20	17	17	21	19	41	40
Commercial lines	120	112	111	116	125	120	232	245
Homeowners	1,639	1,258	1,428	1,634	1,606	1,225	2,897	2,831
Other personal lines	494	435	446	489	478	413	929	891
	6,351	5,951	5,988	6,446	6,338	5,971	12,302	12,309

Encompass brand
Standard auto	160	142	147	159	154	144	302	298
Non-standard auto	-	-	-	-	-	1	-	1
Auto	160	142	147	159	154	145	302	299

Involuntary auto	3	2	1	2	3	3	5	6
Homeowners	104	85	89	100	94	79	189	173
Other personal lines	22	20	20	21	22	18	42	40
	289	249	257	282	273	245	538	518

Esurance brand
Standard auto	224	262	181	-	-	-	486	-

Allstate Protection	6,864	6,462	6,426	6,728	6,611	6,216	13,326	12,827

Discontinued Lines and Coverages	-	1	-	-	-	(1)	1	(1)

Property-Liability	$6,864	$6,463	$6,426	$6,728	$6,611	$6,215	$13,327	$12,826

Allstate Protection
Standard auto	$4,287	$4,341	$4,140	$4,155	$4,065	$4,128	$8,628	$8,193
Non-standard auto	174	189	174	194	197	211	363	408
Auto	4,461	4,530	4,314	4,349	4,262	4,339	8,991	8,601

Involuntary auto	24	22	18	19	24	22	46	46
Commercial lines	120	112	111	116	125	120	232	245
Homeowners	1,743	1,343	1,517	1,734	1,700	1,304	3,086	3,004
Other personal lines	516	455	466	510	500	431	971	931

	$6,864	$6,462	$6,426	$6,728	$6,611	$6,216	$13,326	$12,827

(1)

Emerging Businesses include Business Insurance (commercial products for small business owners), Consumer Household (specialty products including motorcycle, boat, trailers, motor homes, off-road vehicles, renters, landlords, umbrella, manufactured homes and condominium insurance policies), Allstate Dealer Services (insurance and non-insurance products sold primarily to auto dealers), Allstate Roadside Services (roadside assistance products) and Ivantage (insurance agency). Premiums written by Emerging Businesses totaled $683 million, $594 million, $582 million, $657 million, $672 million and $575 million for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively. Premiums written by Emerging Businesses totaled $1.28 billion and $1.25 billion for the six months ended June 30, 2012 and 2011, respectively.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended June 30,

	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012

																	Effect of business
																	combination
																	expenses and the
																	amortization of
											Effect of		Effect of prior year				purchased intangible
					Incurred						catastrophe losses		reserve reestimates				assets on
	Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on combined ratio		on combined ratio		Expense ratio		combined ratio

Allstate brand
Standard auto	$3,909	$3,938	$2,734	$2,882	$153	$264	$1,000	$989	69.9	73.2	3.9	6.7	(2.0)	(2.2)	25.6	25.1	-
Non-standard auto	184	205	112	142	3	8	42	47	60.9	69.3	1.6	3.9	(1.6)	(1.0)	22.8	22.9	-
Auto	4,093	4,143	2,846	3,024	156	272	1,042	1,036	69.5	73.0	3.8	6.6	(2.0)	(2.1)	25.5	25.0	-

Homeowners	1,487	1,457	1,218	2,493	597	1,795	342	324	81.9	171.1	40.2	123.2	(3.5)	0.3	23.0	22.2	-
Other personal lines (1)	583	587	369	590	42	207	164	164	63.3	100.5	7.2	35.3	(2.9)	6.1	28.1	27.9	1.2

Total Allstate brand	6,163	6,187	4,433	6,107	795	2,274	1,548	1,524	71.9	98.7	12.9	36.8	(2.5)	(0.8)	25.1	24.6	0.1

Encompass brand
Standard auto	153	155	125	122	4	5	42	44	81.7	78.7	2.6	3.2	-	-	27.5	28.4	-
Non-standard auto	-	1	-	1	-	-	-	-	-	100.0	-	-	-	(100.0)	-	-	-
Auto	153	156	125	123	4	5	42	44	81.7	78.9	2.6	3.2	(0.7)	(0.6)	27.5	28.2	-

Homeowners	93	91	62	98	14	56	28	28	66.7	107.7	15.1	61.5	(4.3)	(1.1)	30.1	30.8	-
Other personal lines (1)	23	23	10	24	-	4	7	7	43.5	104.3	-	17.4	(21.7)	-	30.4	30.5	-

Total Encompass brand	269	270	197	245	18	65	77	79	73.3	90.7	6.7	24.1	(3.7)	(0.7)	28.6	29.3	-

Esurance brand
Standard auto	234	-	178	-	6	-	95	-	76.1	-	2.6	-	-	-	40.6	-	8.1

Allstate Protection	$6,666	$6,457	$4,808	$6,352	$819	$2,339	$1,720	$1,603	72.1	98.4	12.3	36.2	(2.4)	(0.8)	25.8	24.8	0.4

	Six months ended June 30,

	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012	2011	2012

																	Effect of business
																	combination
																	expenses and the
																	amortization of
											Effect of		Effect of prior year				purchased intangible
					Incurred						catastrophe losses		reserve reestimates				assets on
	Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on combined ratio		on combined ratio		Expense ratio		combined ratio

Allstate brand
Standard auto	$7,806	$7,866	$5,447	$5,642	$201	$282	$1,998	$1,962	69.8	71.7	2.6	3.6	(1.6)	(1.3)	25.6	25.0	-
Non-standard auto	367	415	235	278	3	8	86	95	64.0	67.0	0.8	1.9	(0.8)	(2.2)	23.5	22.9	-
Auto	8,173	8,281	5,682	5,920	204	290	2,084	2,057	69.5	71.5	2.5	3.5	(1.6)	(1.4)	25.5	24.8	-

Homeowners	2,967	2,905	2,054	3,476	783	2,052	693	664	69.2	119.7	26.4	70.6	(5.7)	(1.2)	23.4	22.8	-
Other personal lines (1)	1,166	1,175	683	986	59	248	342	367	58.6	83.9	5.1	21.1	(4.8)	4.3	29.3	31.2	1.2

Total Allstate brand	12,306	12,361	8,419	10,382	1,046	2,590	3,119	3,088	68.4	84.0	8.5	21.0	(2.9)	(0.8)	25.4	25.0	0.1

Encompass brand
Standard auto	304	315	243	243	5	5	85	89	79.9	77.1	1.6	1.6	0.3	1.6	28.0	28.3	-
Non-standard auto	-	2	-	2	-	-	-	1	-	100.0	-	-	-	(50.0)	-	50.0	-
Auto	304	317	243	245	5	5	85	90	79.9	77.3	1.6	1.6	-	1.3	28.0	28.4	-

Homeowners	185	182	113	158	20	71	56	56	61.1	86.8	10.8	39.0	(3.2)	-	30.3	30.8	-
Other personal lines (1)	46	46	30	39	-	6	12	12	65.2	84.8	-	13.0	(13.0)	(4.3)	26.1	26.1	-

Total Encompass brand	535	545	386	442	25	82	153	158	72.1	81.1	4.7	15.0	(2.2)	0.4	28.6	29.0	-

Esurance brand
Standard auto	455	-	339	-	7	-	216	-	74.5	-	1.5	-	-	-	47.5	-	13.0

Allstate Protection	$13,296	$12,906	$9,144	$10,824	$1,078	$2,672	$3,488	$3,246	68.8	83.9	8.1	20.7	(2.8)	(0.7)	26.2	25.1	0.6

(1)   Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

(2)   Ratios are calculated using the premiums earned for the respective line of business.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended					Three months ended					Three months ended					Three months ended
	June 30, 2012					March 31, 2012					December 31, 2011					September 30, 2011

					Effect of					Effect of					Effect of
					bus. comb.					bus. comb.					bus. comb.
					expenses and					expenses and					expenses and
			Effect of		the amort.			Effect of		the amort.			Effect of		the amort.			Effect of
			CAT losses		of purchased			CAT losses		of purchased			CAT losses		of purchased			CAT losses
	Premiums	Loss	on combined	Expense	intangibles on	Premiums	Loss	on combined	Expense	intangibles on	Premiums	Loss	on combined	Expense	intangibles on	Premiums	Loss	on combined	Expense
	earned	ratio	ratio	ratio	combined ratio	earned	ratio	ratio	ratio	combined ratio	earned	ratio	ratio	ratio	combined ratio	earned	ratio	ratio	ratio

Allstate brand
Standard auto	$3,909	69.9	3.9	25.6	-	$3,897	69.6	1.2	25.6	-	$3,897	69.6	0.2	25.9	-	$3,916	69.3	2.9	24.8
Non-standard auto	184	60.9	1.6	22.8	-	183	67.2	-	24.1	-	186	59.1	-	26.4	-	196	57.1	0.5	24.5
Auto	4,093	69.5	3.8	25.5	-	4,080	69.5	1.2	25.5	-	4,083	69.1	0.2	25.9	-	4,112	68.7	2.7	24.8

Homeowners	1,487	81.9	40.2	23.0	-	1,480	56.5	12.6	23.7	-	1,468	44.8	3.5	25.2	-	1,462	108.6	55.8	23.3
Other personal lines (1)	583	63.3	7.2	28.1	1.2	583	53.9	2.9	30.5	1.2	587	59.8	(0.9)	36.1	1.2	590	76.3	13.1	28.3

Total Allstate brand	6,163	71.9	12.9	25.1	0.1	6,143	64.9	4.1	25.6	0.1	6,138	62.4	0.9	26.7	0.1	6,164	78.9	16.3	24.8

Encompass brand
Standard auto	153	81.7	2.6	27.5	-	151	78.1	0.7	28.5	-	151	85.4	0.7	29.2	-	154	87.6	3.2	28.6
Non-standard auto	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Auto	153	81.7	2.6	27.5	-	151	78.1	0.7	28.5	-	151	85.4	0.7	29.2	-	154	88.3	3.2	29.2

Homeowners	93	66.7	15.1	30.1	-	92	55.4	6.5	30.5	-	92	60.9	10.9	31.5	-	91	119.8	70.3	30.7
Other personal lines (1)	23	43.5	-	30.4	-	23	87.0	-	21.7	-	22	100.0	4.5	22.7	-	23	65.2	8.7	26.1

Total Encompass brand	269	73.3	6.7	28.6	-	266	71.0	2.6	28.6	-	265	78.1	4.5	29.4	-	268	97.0	26.5	29.5

Esurance brand
Standard auto	234	76.1	2.6	40.6	8.1	221	72.8	0.4	54.8	18.1	201	78.1	-	43.8	20.9	-	-	-	-

Allstate Protection	$6,666	72.1	12.3	25.8	0.4	$6,630	65.4	3.9	26.7	0.7	$6,604	63.5	1.0	27.4	0.7	$6,432	79.6	16.7	25.0

	Three months ended					Three months ended					Three months ended					Three months ended
	June 30, 2011					March 31, 2011					December 31, 2010					September 30, 2010

			Effect of					Effect of					Effect of					Effect of
			CAT losses					CAT losses					CAT losses					CAT losses
	Premiums	Loss	on combined	Expense		Premiums	Loss	on combined	Expense		Premiums	Loss	on combined	Expense		Premiums	Loss	on combined	Expense
	earned	ratio	ratio	ratio		earned	ratio	ratio	ratio		earned	ratio	ratio	ratio		earned	ratio	ratio	ratio

Allstate brand
Standard auto	$3,938	73.2	6.7	25.1		$3,928	70.3	0.5	24.7		$3,941	74.6	0.8	25.1		$3,961	68.7	0.4	24.6
Non-standard auto	205	69.3	3.9	22.9		210	64.8	-	22.8		216	69.4	0.5	17.6		222	61.7	-	27.5
Auto	4,143	73.0	6.6	25.0		4,138	70.0	0.4	24.7		4,157	74.4	0.8	24.7		4,183	68.4	0.4	24.6

Homeowners	1,457	171.1	123.2	22.2		1,448	67.9	17.7	23.5		1,431	77.8	30.3	24.2		1,430	80.5	23.1	24.3
Other personal lines (1)	587	100.5	35.3	27.9		588	67.3	7.0	34.6		573	75.2	9.1	33.9		591	61.4	4.4	27.3

Total Allstate brand	6,187	98.7	36.8	24.6		6,174	69.2	5.1	25.4		6,161	75.2	8.4	25.5		6,204	70.5	6.0	24.8

Encompass brand
Standard auto	155	78.7	3.2	28.4		160	75.7	-	28.1		164	76.2	1.2	28.1		173	75.7	0.6	30.7
Non-standard auto	1	100.0	-	-		1	100.0	-	100.0		1	100.0	-	100.0		2	100.0	-	50.0
Auto	156	78.9	3.2	28.2		161	75.8	-	28.5		165	76.3	1.2	28.5		175	76.0	0.6	30.9

Homeowners	91	107.7	61.5	30.8		91	65.9	16.5	30.8		93	64.5	16.1	30.1		96	63.5	13.5	32.3
Other personal lines (1)	23	104.3	17.4	30.5		23	65.2	8.7	21.8		22	77.3	4.5	22.7		23	60.9	-	26.1

Total Encompass brand	270	90.7	24.1	29.3		275	71.7	6.2	28.7		280	72.5	6.4	28.6		294	70.7	4.8	31.0

Esurance brand
Standard auto	-	-	-	-		-	-	-	-		-	-	-	-		-	-	-	-

Allstate Protection	$6,457	98.4	36.2	24.8		$6,449	69.3	5.2	25.5		$6,441	75.1	8.3	25.6		$6,498	70.5	5.9	25.1

(1)   Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended				Three months ended				Three months ended
	June 30, 2012 (1)				March 31, 2012				December 31, 2011

	Number of			State	Number of			State	Number of			State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	19		1.5	4.4	10		0.5	5.4	12	(11)	0.7	3.9
Non-standard auto	1		0.3	7.5	4		0.2	1.4	5	(6)	1.1	6.5
Auto	19		1.4	4.4	13		0.5	5.1	16	(6)	0.8	4.0
Homeowners (3)	7		1.2	10.2	13		2.0	7.9	17		2.9	7.8

Encompass brand
Standard auto	14		1.6	4.2	2		0.1	3.2	7		1.8	6.5
Non-standard auto	-		-	-	-		-	-	-		-	-
Auto	14		1.6	4.2	2		0.1	3.2	7		1.8	6.5
Homeowners	14		1.8	5.4	5		0.9	5.3	8		0.8	4.6

Esurance brand
Standard auto	23		(0.1)	(0.1)	6		1.3	8.6	n/a		n/a	n/a

	Three months ended				Three months ended				Three months ended
	September 30, 2011				June 30, 2011				March 31, 2011

	Number of			State	Number of			State	Number of			State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	10	(10)	0.9	7.3	18	(9)	1.9	5.3	13	(7)(8)	1.1	4.1
Non-standard auto	3		0.9	11.5	3		0.4	6.1	3		3.6	18.4
Auto	13		0.9	7.4	18		1.9	5.3	15		1.3	4.7
Homeowners (3)	15		2.3	13.9	18		1.5	6.0	12	(6)	1.8	9.9

Encompass brand
Standard auto	8		0.7	3.9	3		0.3	4.0	3		0.6	5.0
Non-standard auto	-		-	-	-		-	-	-		-	-
Auto	8		0.7	3.9	3		0.3	4.0	3		0.6	5.0
Homeowners	7		0.7	3.0	11	(6)	0.3	2.6	5		1.2	4.9

Esurance brand
Standard auto	-		-	-	-		-	-	-		-	-

(1)

Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states, rate changes approved for the three month period ending June 30, 2012 are estimated to total $317 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state. Rate changes also exclude Company’s Canadian operations, specialty auto, and excess and surplus homeowners lines.

(2)

Impacts of Allstate brand standard auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 0.9%, 0.4%, 1.2% 1.6%, 0.5% and 1.4% for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(3)

Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 2.0%, 3.6%, 2.6%, 1.1%, 1.2% and 2.9% for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(4)	Represents the impact in the states where rate changes were approved during the year as a percentage of total countrywide prior year-end premiums written.
(5)	Represents the impact in the states where rate changes were approved during the year as a percentage of its respective total prior year-end premiums written in those states.
(6)	Includes Washington, D.C.
(7)	Includes targeted rate decreases in certain markets to improve our competitive position for target customers (multi-car residence owners).
(8)	Includes the impact of a 20.9% and 2.3% rate increases in Florida and a 12.0% rate increase in New York in the first quarter of 2011.
(9)	Includes the impact of a 20.0% and 6.0% rate increases in Florida and a 3.7% rate increase in New York in the second quarter of 2011.
(10)	Includes the impact of a 9.9% average rate increase in New York in the third quarter of 2011.
(11)	Includes the impact of a 8.0% rate increase in Florida and a 1.2% rate increase in New York in the fourth quarter of 2011.
n/a	Not available.

THE ALLSTATE CORPORATION

ALLSTATE BRAND STANDARD AUTO LOSS RATIO OF TOP 5 STATES

($ in millions)

	Three months ended						Six months ended

	June 30	March 31	Dec. 31	Sept. 30	June 30	March 31	June 30	June 30
	2012	2012	2011	2011	2011	2011	2012	2011

Allstate brand standard auto loss ratio (1)
California	71.6	78.4	75.3	73.9	67.9	75.1	75.0	71.5
Florida	66.6	71.3	68.6	70.4	73.6	77.3	69.0	75.5
New York	67.7	65.2	78.4	83.9	68.2	80.1	66.4	74.2
Pennsylvania	70.3	72.7	70.4	70.0	74.9	71.3	71.5	73.1
Texas	81.5	74.5	61.9	64.8	75.0	60.7	78.0	67.9

All other states & Canada	68.7	67.6	68.3	66.0	74.7	67.6	68.1	71.1

Total Allstate brand standard auto	69.9	69.6	69.6	69.3	73.2	70.3	69.8	71.7

(1)     Loss ratios include prior year reserve reestimates.

THE ALLSTATE CORPORATION

STANDARD AUTO PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
($ in millions)	2012	2012	2011	2011	2011	2011	2012	2011
Standard auto
Net premiums written
Allstate brand	$3,903	$3,937	$3,812	$3,996	$3,911	$3,984	$7,840	$7,895
Encompass brand	160	142	147	159	154	144	302	298
Esurance brand	224	262	181	-	-	-	486	-
	4,287	4,341	4,140	4,155	4,065	4,128	8,628	8,193
Net premiums earned
Allstate brand	$3,909	$3,897	$3,897	$3,916	$3,938	$3,928	$7,806	$7,866
Encompass brand	153	151	151	154	155	160	304	315
Esurance brand	234	221	201	-	-	-	455	-
	4,296	4,269	4,249	4,070	4,093	4,088	8,565	8,181
Incurred losses
Allstate brand	$2,734	$2,713	$2,713	$2,712	$2,882	$2,760	$5,447	$5,642
Encompass brand	125	118	129	135	122	121	243	243
Esurance brand	178	161	157	-	-	-	339	-
	3,037	2,992	2,999	2,847	3,004	2,881	6,029	5,885
Expenses
Allstate brand	$1,000	$998	$1,008	$973	$989	$973	$1,998	$1,962
Encompass brand	42	43	44	44	44	45	85	89
Esurance brand	95	121	88	-	-	-	216	-
	1,137	1,162	1,140	1,017	1,033	1,018	2,299	2,051
Underwriting Income
Allstate brand	$175	$186	$176	$231	$67	$195	$361	$262
Encompass brand	(14)	(10)	(22)	(25)	(11)	(6)	(24)	(17)
Esurance brand	(39)	(61)	(44)	-	-	-	(100)	-
	122	115	110	206	56	189	237	245
Loss ratio
Allstate brand	69.9	69.6	69.6	69.3	73.2	70.3	69.8	71.7
Encompass brand	81.7	78.1	85.4	87.6	78.7	75.7	79.9	77.1
Esurance brand	76.1	72.8	78.1	-	-	-	74.5	-
Allstate Protection	70.7	70.1	70.6	70.0	73.4	70.5	70.4	71.9
Expense ratio
Allstate brand	25.6	25.6	25.9	24.8	25.1	24.7	25.6	25.0
Encompass brand	27.5	28.5	29.2	28.6	28.4	28.1	28.0	28.3
Esurance brand	40.6	54.8	43.8	-	-	-	47.5	-
Allstate Protection	26.5	27.2	26.8	24.9	25.2	24.9	26.8	25.1
Combined ratio
Allstate brand	95.5	95.2	95.5	94.1	98.3	95.0	95.4	96.7
Encompass brand	109.2	106.6	114.6	116.2	107.1	103.8	107.9	105.4
Esurance brand	116.7	127.6	121.9	-	-	-	122.0	-
Allstate Protection	97.2	97.3	97.4	94.9	98.6	95.4	97.2	97.0
Effect of catastrophe losses on combined ratio
Allstate brand	3.9	1.2	0.2	2.9	6.7	0.5	2.6	3.6
Encompass brand	2.6	0.7	0.7	3.2	3.2	-	1.6	1.6
Esurance brand	2.6	0.4	-	-	-	-	1.5	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(2.0)	(1.2)	(3.2)	(3.3)	(2.2)	(0.4)	(1.6)	(1.3)
Encompass brand	-	0.7	-	6.5	-	3.1	0.3	1.6
Esurance brand	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio Esurance brand	8.1	18.1	20.9	-	-	-	13.0	-
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	93.4	94.9	98.4	94.4	93.7	94.8	94.2	94.2
Effect of catastrophe losses on combined ratio	3.9	1.2	0.2	2.9	6.7	0.5	2.6	3.6
Effect of prior year reserve reestimates on combined ratio	(2.0)	(1.2)	(3.2)	(3.3)	(2.2)	(0.4)	(1.6)	(1.3)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.2	0.3	0.1	0.1	0.1	0.1	0.2	0.2
Allstate brand combined ratio	95.5	95.2	95.5	94.1	98.3	95.0	95.4	96.7

THE ALLSTATE CORPORATION

NON-STANDARD AUTO PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
($ in millions)	2012	2012	2011	2011	2011	2011	2012	2011
Non-standard auto
Net premiums written
Allstate brand	$174	$189	$174	$194	$197	$210	$363	$407
Encompass brand	-	-	-	-	-	1	-	1
	174	189	174	194	197	211	363	408
Net premiums earned
Allstate brand	$184	$183	$186	$196	$205	$210	$367	$415
Encompass brand	-	-	-	-	1	1	-	2
	184	183	186	196	206	211	367	417
Incurred losses
Allstate brand	$112	$123	$110	$112	$142	$136	$235	$278
Encompass brand	-	-	-	1	1	1	-	2
	112	123	110	113	143	137	235	280
Expenses
Allstate brand	$42	$44	$49	$48	$47	$48	$86	$95
Encompass brand	-	-	-	1	-	1	-	1
	42	44	49	49	47	49	86	96
Underwriting Income
Allstate brand	$30	$16	$27	$36	$16	$26	$46	$42
Encompass brand	-	-	-	(2)	-	(1)	-	(1)
	30	16	27	34	16	25	46	41
Loss ratio
Allstate brand	60.9	67.2	59.1	57.1	69.3	64.8	64.0	67.0
Encompass brand	-	-	-	-	100.0	100.0	-	100.0
Allstate Protection	60.9	67.2	59.1	57.7	69.4	64.9	64.0	67.1
Expense ratio
Allstate brand	22.8	24.1	26.4	24.5	22.9	22.8	23.5	22.9
Encompass brand	-	-	-	-	-	100.0	-	50.0
Allstate Protection	22.8	24.1	26.4	25.0	22.8	23.3	23.5	23.1
Combined ratio
Allstate brand	83.7	91.3	85.5	81.6	92.2	87.6	87.5	89.9
Encompass brand	-	-	-	-	100.0	200.0	-	150.0
Allstate Protection	83.7	91.3	85.5	82.7	92.2	88.2	87.5	90.2
Effect of catastrophe losses on combined ratio
Allstate brand	1.6	-	-	0.5	3.9	-	0.8	1.9
Encompass brand	-	-	-	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(1.6)	-	(7.0)	(8.7)	(1.0)	(3.3)	(0.8)	(2.2)
Encompass brand	-	-	-	-	(100.0)	-	-	(50.0)

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
($ in millions)	2012	2012	2011	2011	2011	2011	2012	2011
Auto
Net premiums written
Allstate brand	$4,077	$4,126	$3,986	$4,190	$4,108	$4,194	$8,203	$8,302
Encompass brand	160	142	147	159	154	145	302	299
Esurance brand	224	262	181	-	-	-	486	-
	4,461	4,530	4,314	4,349	4,262	4,339	8,991	8,601
Net premiums earned
Allstate brand	$4,093	$4,080	$4,083	$4,112	$4,143	$4,138	$8,173	$8,281
Encompass brand	153	151	151	154	156	161	304	317
Esurance brand	234	221	201	-	-	-	455	-
	4,480	4,452	4,435	4,266	4,299	4,299	8,932	8,598
Incurred losses
Allstate brand	$2,846	$2,836	$2,823	$2,824	$3,024	$2,896	$5,682	$5,920
Encompass brand	125	118	129	136	123	122	243	245
Esurance brand	178	161	157	-	-	-	339	-
	3,149	3,115	3,109	2,960	3,147	3,018	6,264	6,165
Expenses
Allstate brand	$1,042	$1,042	$1,057	$1,021	$1,036	$1,021	$2,084	$2,057
Encompass brand	42	43	44	45	44	46	85	90
Esurance brand	95	121	88	-	-	-	216	-
	1,179	1,206	1,189	1,066	1,080	1,067	2,385	2,147
Underwriting Income
Allstate brand	$205	$202	$203	$267	$83	$221	$407	$304
Encompass brand	(14)	(10)	(22)	(27)	(11)	(7)	(24)	(18)
Esurance brand	(39)	(61)	(44)	-	-	-	(100)	-
	152	131	137	240	72	214	283	286
Loss ratio
Allstate brand	69.5	69.5	69.1	68.7	73.0	70.0	69.5	71.5
Encompass brand	81.7	78.1	85.4	88.3	78.9	75.8	79.9	77.3
Esurance brand	76.1	72.8	78.1	-	-	-	74.5	-
Allstate Protection	70.3	70.0	70.1	69.4	73.2	70.2	70.1	71.7
Expense ratio
Allstate brand	25.5	25.5	25.9	24.8	25.0	24.7	25.5	24.8
Encompass brand	27.5	28.5	29.2	29.2	28.2	28.5	28.0	28.4
Esurance brand	40.6	54.8	43.8	-	-	-	47.5	-
Allstate Protection	26.3	27.1	26.8	25.0	25.1	24.8	26.7	25.0
Combined ratio
Allstate brand	95.0	95.0	95.0	93.5	98.0	94.7	95.0	96.3
Encompass brand	109.2	106.6	114.6	117.5	107.1	104.3	107.9	105.7
Esurance brand	116.7	127.6	121.9	-	-	-	122.0	-
Allstate Protection	96.6	97.1	96.9	94.4	98.3	95.0	96.8	96.7
Effect of catastrophe losses on combined ratio
Allstate brand	3.8	1.2	0.2	2.7	6.6	0.4	2.5	3.5
Encompass brand	2.6	0.7	0.7	3.2	3.2	-	1.6	1.6
Esurance brand	2.6	0.4	-	-	-	-	1.5	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(2.0)	(1.2)	(3.3)	(3.6)	(2.1)	(0.6)	(1.6)	(1.4)
Encompass brand	(0.7)	0.7	-	6.5	(0.6)	3.1	-	1.3
Esurance brand	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio
Esurance brand	8.1	18.1	20.9	-	-	-	13.0	-

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
($ in millions)	2012	2012	2011	2011	2011	2011	2012	2011
Homeowners
Net premiums written
Allstate brand	$1,639	$1,258	$1,428	$1,634	$1,606	$1,225	$2,897	$2,831
Encompass brand	104	85	89	100	94	79	189	173
	1,743	1,343	1,517	1,734	1,700	1,304	3,086	3,004
Net premiums earned
Allstate brand	$1,487	$1,480	$1,468	$1,462	$1,457	$1,448	$2,967	$2,905
Encompass brand	93	92	92	91	91	91	185	182
	1,580	1,572	1,560	1,553	1,548	1,539	3,152	3,087
Incurred losses
Allstate brand	$1,218	$836	$657	$1,587	$2,493	$983	$2,054	$3,476
Encompass brand	62	51	56	109	98	60	113	158
	1,280	887	713	1,696	2,591	1,043	2,167	3,634
Expenses
Allstate brand	$342	$351	$370	$341	$324	$340	$693	$664
Encompass brand	28	28	29	28	28	28	56	56
	370	379	399	369	352	368	749	720
Underwriting Income
Allstate brand	$(73)	$293	$441	$(466)	$(1,360)	$125	$220	$(1,235)
Encompass brand	3	13	7	(46)	(35)	3	16	(32)
	(70)	306	448	(512)	(1,395)	128	236	(1,267)
Loss ratio
Allstate brand	81.9	56.5	44.8	108.6	171.1	67.9	69.2	119.7
Encompass brand	66.7	55.4	60.9	119.8	107.7	65.9	61.1	86.8
Allstate Protection	81.0	56.4	45.7	109.2	167.4	67.7	68.7	117.7
Expense ratio
Allstate brand	23.0	23.7	25.2	23.3	22.2	23.5	23.4	22.8
Encompass brand	30.1	30.5	31.5	30.7	30.8	30.8	30.3	30.8
Allstate Protection	23.4	24.1	25.6	23.8	22.7	24.0	23.8	23.3
Combined ratio
Allstate brand	104.9	80.2	70.0	131.9	193.3	91.4	92.6	142.5
Encompass brand	96.8	85.9	92.4	150.5	138.5	96.7	91.4	117.6
Allstate Protection	104.4	80.5	71.3	133.0	190.1	91.7	92.5	141.0
Effect of catastrophe losses on combined ratio
Allstate brand	40.2	12.6	3.5	55.8	123.2	17.7	26.4	70.6
Encompass brand	15.1	6.5	10.9	70.3	61.5	16.5	10.8	39.0
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(3.5)	(7.9)	(2.4)	-	0.3	(2.7)	(5.7)	(1.2)
Encompass brand	(4.3)	(2.2)	5.4	(4.4)	(1.1)	1.1	(3.2)	-
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	64.6	67.0	67.0	73.3	69.4	74.0	65.8	71.7
Effect of catastrophe losses on combined ratio	40.2	12.6	3.5	55.8	123.2	17.7	26.4	70.6
Effect of prior year reserve reestimates on combined ratio	(3.5)	(7.9)	(2.4)	-	0.3	(2.7)	(5.7)	(1.2)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	3.6	8.5	1.9	2.8	0.4	2.4	6.1	1.4
Allstate brand combined ratio	104.9	80.2	70.0	131.9	193.3	91.4	92.6	142.5

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY POLICIES IN FORCE

	Three months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2011	2011	2011	2011
Policies in Force (in thousands) (1)

Allstate brand
Standard auto	17,046	17,080	17,213	17,286	17,420	17,456
Non-standard auto	551	570	571	599	599	627
Auto	17,597	17,650	17,784	17,885	18,019	18,083
Homeowners (2)	6,147	6,259	6,369	6,459	6,555	6,631
Emerging Businesses (3)
Specialty auto	1,010	976	966	972	957	914
Specialty property	3,895	3,899	3,905	3,901	3,877	3,849
Business Insurance	283	281	286	292	299	301
Allstate Roadside Services	1,035	1,045	1,043	1,029	1,045	1,039
Canada	956	938	924	911	899	882
Involuntary auto	29	28	28	32	39	42
Excess and surplus (2)	10	9	-	-	-	-
Total Allstate brand	30,962	31,085	31,305	31,481	31,690	31,741
Encompass brand
Standard auto	687	676	673	671	672	676
Non-standard auto	-	-	-	1	3	4
Homeowners	314	309	306	306	307	310
Specialty auto	22	21	21	21	21	21
Specialty property	112	111	111	111	111	112
Involuntary auto	5	5	5	6	7	7
Total Encompass brand	1,140	1,122	1,116	1,116	1,121	1,130

Esurance brand standard auto	892	849	786	-	-	-

Total Policies in Force	32,994	33,056	33,207	32,597	32,811	32,871

(1)

Policies in Force:  Policy counts are based on items rather than customers.  A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (insurance and non-insurance products sold primarily to auto dealers), Ivantage (insurance agency), Answer Financial (independent insurance agency) and Partnership Marketing Group (roadside assistance partners) statistics are not included in total policies in force since these are not meaningful measurements.

(2)

Beginning in first quarter 2012, excess and surplus lines policies in force are reported separately.  Previously, these policy counts were included in the homeowners total.  Excess and surplus lines represent policies written by North Light Specialty Insurance Company.

(3)

Emerging Businesses policies in force include statistics for Consumer Household (specialty products including motorcycle, boat, trailers, motor homes, off-road vehicles, renters, landlords, umbrella, manufactured homes and condominium insurance policies), Business Insurance (commercial products for small business owners) and Allstate Roadside Services (roadside assistance products sold by Allstate Motor Club).

THE ALLSTATE CORPORATION

ALLSTATE BRAND DOMESTIC OPERATING MEASURES AND STATISTICS (1)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011

Good Hands Roadside Members (in thousands)	656	569	390	129	75	25	656	75

New Issued Applications (in thousands) (2)
Standard auto	458	463	451	466	472	519	921	991
Non-standard auto	58	79	58	61	59	78	137	137
Auto	516	542	509	527	531	597	1,058	1,128
Homeowners (3)	116	101	103	116	123	114	217	237
Average Premium - Gross Written ($) (4)
Standard auto	447	447	450	446	442	439	447	441
Non-standard auto	601	598	598	586	620	621	599	620
Auto	452	452	455	451	448	446	452	447
Homeowners	1,080	1,065	1,031	1,001	989	975	1,073	983
Average Premium - Net Earned ($) (5)
Standard auto	433	431	428	429	429	430	432	429
Non-standard auto	545	542	533	533	573	579	543	576
Auto	437	434	432	432	434	435	436	435
Homeowners	925	904	890	871	856	844	914	850
Renewal Ratio (%) (6)
Standard auto	89.0	88.7	88.8	89.1	89.2	88.9	88.8	89.0
Non-standard auto	71.2	69.1	69.7	70.6	70.8	70.4	70.1	70.6
Auto	88.3	88.0	88.0	88.4	88.5	88.1	88.1	88.3
Homeowners	87.0	87.4	88.1	88.4	88.4	88.3	87.2	88.3
Bodily Injury Claim Frequency
(% change year-over-year)
Standard auto	1.9	(2.1)	(3.5)	(3.3)	(2.3)	3.1	(0.1)	0.3
Non-standard auto	3.2	(1.0)	(0.3)	(5.9)	(2.4)	2.3	1.0	(0.1)
Auto	1.6	(2.5)	(3.8)	(3.9)	(2.7)	2.7	(0.5)	(0.1)
Property Damage Claim Frequency
(% change year-over-year)
Standard auto	1.4	(4.1)	(2.6)	(2.6)	(3.9)	1.2	(1.4)	(1.4)
Non-standard auto	0.9	(1.2)	1.1	(2.7)	(1.8)	0.5	(0.2)	(0.6)
Auto	1.1	(4.3)	(2.7)	(2.9)	(4.0)	0.9	(1.6)	(1.6)
Auto Paid Severity
(% change year-over-year)
Bodily injury	3.4	1.2	1.9	0.2	0.4	3.6	2.3	2.0
Property damage	3.0	4.6	5.8	1.0	1.1	0.8	3.8	1.0
Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	(6.7)	(4.8)	4.5	6.0	(0.8)	1.7	(5.8)	0.4
Claim severity	2.0	(0.4)	(1.9)	3.3	3.4	3.5	0.8	3.5

(1)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.
(2)

New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection market segment. Does not include automobiles that are added by existing customers.

(3)	Excess and surplus lines are excluded from homeowners new issued applications. All other homeowners statistics include excess and surplus lines.
(4)

Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts and surcharges and exclude the impacts from mid-term premium adjustments, ceded reinsurance premiums, and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)

Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(6)	Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

ESURANCE BRAND PROFITABILITY MEASURES AND STATISTICS

	Three months ended			Six months ended

	June 30,	March 31,	Dec. 31,(1)	June 30,
($ in millions)	2012	2012	2011	2012

Net premiums written	$224	$262	$181	$486

Net premiums earned	$234	$221	$201	$455

Incurred losses
Incurred non-catastrophe losses	$172	$160	$157	$332
Incurred catastrophe losses	6	1	-	7
Prior year reserve reestimates	-	-	-	-
	$178	$161	$157	$339

Expenses
Business combination expenses and amortization of purchased intangible assets (2)	$19	$40	$42	$59
Advertising expenses	38	45	22	83
Other expenses	38	36	24	74
	$95	$121	$88	$216

Underwriting Loss	$(39)	$(61)	$(44)	$(100)

Loss ratio	76.1	72.8	78.1	74.5
Expense ratio	40.6	54.8	43.8	47.5
Combined ratio	116.7	127.6	121.9	122.0

Effect of catastrophe losses on combined ratio	2.6	0.4	-	1.5

Effect of prior year reserve reestimates on combined ratio	-	-	-	-

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	8.1	18.1	20.9	13.0

Effect of advertising expenses on combined ratio	16.2	20.4	10.9	18.2

Esurance brand combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses, and the amortization of purchased intangible assets (“underlying”)	106.0	109.1	101.0	107.5
Effect of catastrophe losses	2.6	0.4	-	1.5
Effect of prior year non-catastrophe reserve reestimates	-	-	-	-
Effect of business combination expense and the amortization of purchased intangible assets	8.1	18.1	20.9	13.0
Esurance brand combined ratio	116.7	127.6	121.9	122.0

Policies in Force (in thousands)	892	849	786	892

Average Premium - Gross Written ($)	490	508	n/a	499

Renewal Ratio (%)	79.7	78.5	76.3	79.0

Impact of Esurance brand on Allstate Protection combined ratio	0.6	0.9	0.7	0.8

Impact of Esurance brand on Allstate Protection expense ratio	1.4	1.8	1.3	1.6

(1)	Represents period from October 7, 2011 to December, 31, 2011.
(2)	Esurance present value of future profits balance of $21 million as of December 31, 2011 was fully amortized in the first quarter of 2012.
n/a	Not available.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Six months ended June 30, 2012

							Premium rate changes (3)
								Annual impact of
					Effect of			rate changes
	Earned	Incurred		Catastrophe	catastrophes	Number of	Number of	on state specific
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	catastrophes	states	premiums written

Florida	$56	$32	57.1%	$(6)	-10.7%
Other hurricane exposure states	1,620	941	58.1%	313	19.3%
Total hurricane exposure states (2)	1,676	973	58.1%	307	18.3%		16	8.9%
Other catastrophe exposure states	1,476	1,194	80.9%	496	33.6%		15	7.5%

Total	$3,152	$2,167	68.8%	$803	25.5%	45	31	8.4%

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines).  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of
								catastrophe losses relating to
								earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability					Premiums	Total	Total	Effect on the
	combined ratio					earned	catastrophe	catastrophe	Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
1992 (3)	3.2	7.1	48.7	25.5	21.2	$15,542	$3,301	$680	4.4
1993 (3)	5.8	3.0	1.2	3.8	3.4	16,039	547	607	3.8
1994 (3)	27.4	4.4	9.5	7.3	12.0	16,513	1,989	529	3.2
1995	4.0	7.8	3.8	5.0	5.2	17,540	905	683	3.9
1996	5.1	6.0	6.4	3.8	5.4	18,366	983	837	4.6
1997	2.4	2.6	2.6	0.3	2.0	18,604	365	325	1.7
1998	2.5	6.3	3.9	3.4	4.0	19,307	780	615	3.2
1999	2.6	5.6	5.4	2.7	4.1	20,112	816	623	3.1
2000	7.0	6.7	1.7	2.3	4.4	21,871	967	930	4.3
2001	1.5	9.8	2.5	2.4	4.0	22,197	894	763	3.4
2002	1.9	5.0	1.6	4.0	3.1	23,361	731	638	2.7
2003	2.2	9.2	6.1	6.5	6.0	24,677	1,489	1,256	5.1
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468	467	1.8
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674	460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	12.3	-	-	8.1	13,296	1,078	1,146	8.6

Average (2)	4.9	8.5	13.1	5.4	8.0				4.9

	Excludes the effect of catastrophe losses relating to
	Hurricane Andrew, California Earthquakes,					Premiums	Total
	and Hawaii Hurricanes (1)					earned	catastrophe
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year
1992 (3)	3.2	7.0	4.5	2.9	4.4	$15,542	$681
1993 (3)	5.6	3.0	1.5	5.1	3.8	16,039	607
1994 (3)	5.1	3.8	1.7	2.5	3.2	16,513	535
1995	4.0	7.7	1.8	5.0	4.6	17,540	843
1996	5.1	6.0	6.4	3.8	5.4	18,366	991
1997	2.4	2.6	1.8	0.3	1.8	18,604	329
1998	2.0	6.3	3.9	2.2	3.6	19,307	695
1999	2.6	5.6	5.4	2.3	3.9	20,112	790
2000	7.0	6.7	1.5	1.8	4.3	21,871	930
2001	1.5	8.1	2.5	1.7	3.5	22,197	769
2002	1.8	5.0	1.6	3.6	3.0	23,361	706
2003	2.1	9.0	6.1	6.4	5.9	24,677	1,458
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674
2006	1.6	3.7	2.5	4.1	3.0	27,369	810
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815
2012	3.9	12.3	-	-	8.1	13,296	1,078

Average (2)	4.1	8.4	11.2	4.3	7.0

(1)                    The effect of Catastrophe losses on the combined ratio is presented excluding the effects of those events for which the exposure is now covered by an industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund and California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company (see the “Commitments, Guarantees and Contingent Liabilities” footnote to the Consolidated Financial Statements).

(2)                    The effect of Catastrophes and Catastrophes excluding extraordinary catastrophes on the Combined Ratio calculated as an average for all periods since 1992.

(3)                    The years 1992-1994 have been adjusted to exclude the premiums earned of the PMI Group, a mortgage guarantee insurer that was sold in 1995.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended June 30, 2012
						Average
	Number		Claim and		Combined	catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	4	13.3	551	67.3	8.3	138
$50 million to $100 million	2	6.7	185	22.6	2.8	93
Less than $50 million	24	80.0	227	27.7	3.4	9
Total	30	100.0%	963	117.6	14.5	32
Prior year reserve reestimates			(93)	(11.4)	(1.4)
Prior quarter reserve reestimates			(51)	(6.2)	(0.8)
Total catastrophe losses			$819	100.0%	12.3

Six months ended June 30, 2012
						Average
	Number		Claim and		Combined	catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	5	11.1	697	64.7	5.2	139
$50 million to $100 million	3	6.7	251	23.3	1.9	84
Less than $50 million	37	82.2	384	35.6	2.9	10
Total	45	100.0%	1,332	123.6	10.0	30
Prior year reserve reestimates			(254)	(23.6)	(1.9)
Total catastrophe losses			$1,078	100%	8.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011

Prior Year Reserve Reestimates (1)

Auto	$(83)	$(48)	$(136)	$(136)	$(90)	$(19)	$(131)	$(109)
Homeowners	(56)	(119)	(30)	(4)	3	(38)	(175)	(35)
Other personal lines	(22)	(40)	33	12	36	13	(62)	49

Allstate Protection (2)	(161)	(207)	(133)	(128)	(51)	(44)	(368)	(95)

Discontinued Lines and Coverages	3	3	3	11	4	3	6	7

Property-Liability	$(158)	$(204)	$(130)	$(117)	$(47)	$(41)	$(362)	$(88)

Allstate brand	$(151)	$(205)	$(142)	$(132)	$(49)	$(48)	$(356)	$(97)
Encompass brand	(10)	(2)	9	4	(2)	4	(12)	2
Esurance brand	-	-	-	-	-	-	-	-

Allstate Protection (2)	$(161)	$(207)	$(133)	$(128)	$(51)	$(44)	$(368)	$(95)

Effect of Prior Year Reserve
Reestimates on Combined Ratio (1)

Auto	(1.3)	(0.7)	(2.1)	(2.1)	(1.4)	(0.3)	(1.0)	(0.8)
Homeowners	(0.8)	(1.8)	(0.4)	(0.1)	-	(0.6)	(1.3)	(0.3)
Other personal lines	(0.3)	(0.6)	0.5	0.2	0.6	0.2	(0.5)	0.4

Allstate Protection (2)	(2.4)	(3.1)	(2.0)	(2.0)	(0.8)	(0.7)	(2.8)	(0.7)

Discontinued Lines and Coverages	-	-	-	0.2	0.1	-	0.1	-

Property-Liability	(2.4)	(3.1)	(2.0)	(1.8)	(0.7)	(0.7)	(2.7)	(0.7)

Allstate brand	(2.3)	(3.1)	(2.1)	(2.1)	(0.8)	(0.8)	(2.7)	(0.7)
Encompass brand	(0.1)	-	0.1	0.1	-	0.1	(0.1)	-
Esurance brand	-	-	-	-	-	-	-	-

Allstate Protection (2)	(2.4)	(3.1)	(2.0)	(2.0)	(0.8)	(0.7)	(2.8)	(0.7)

(1)          Favorable reserve reestimates are shown in parentheses.

(2)          Favorable reserve reestimates included in catastrophe losses totaled $93 million and $17 million in the three months ended June 30, 2012 and 2011, respectively.  Favorable reserve reestimates included in catastrophe losses totaled $254 million and $51 million in the six months ended June 30, 2012 and 2011, respectively.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months ended		Twelve months ended December 31,

	June 30,	March 31,
	2012	2012	2011	2010	2009	2008	2007
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,050	$1,078	$1,100	$1,180	$1,228	$1,302	$1,375
Incurred claims and claims expense	-	-	26	5	(8)	8	17
Claims and claims expense paid	(16)	(28)	(48)	(85)	(40)	(82)	(90)
Ending reserves	$1,034	$1,050	$1,078	$1,100	$1,180	$1,228	$1,302

Claims and claims expense paid as a percent of ending reserves	1.5%	2.7%	4.5%	7.7%	3.4%	6.7%	6.9%

Environmental claims
Beginning reserves	$183	$185	$201	$198	$195	$232	$194
Incurred claims and claims expense	-	-	-	18	13	-	63
Claims and claims expense paid	(2)	(2)	(16)	(15)	(10)	(37)	(25)
Ending reserves	$181	$183	$185	$201	$198	$195	$232

Claims and claims expense paid as a percent of ending reserves	1.1%	1.1%	8.6%	7.5%	5.1%	19.0%	10.8%

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011

Investments	$57,734	$57,620	$57,373	$59,068	$59,659	$60,484	$57,734	$59,659

Premiums	$291	$287	$305	$287	$286	$312	$578	$598
Contract charges	268	266	265	265	261	257	534	518
Net investment income	663	687	656	682	694	684	1,350	1,378
Periodic settlements and accruals on non-hedge derivative instruments	15	15	16	18	19	17	30	36
Contract benefits	(462)	(439)	(430)	(455)	(422)	(454)	(901)	(876)
Interest credited to contractholder funds	(362)	(368)	(385)	(395)	(412)	(425)	(730)	(837)
Amortization of deferred policy acquisition costs	(76)	(86)	(78)	(83)	(87)	(95)	(162)	(182)
Operating costs and expenses	(135)	(142)	(159)	(129)	(135)	(132)	(277)	(267)
Restructuring and related charges	-	-	(3)	-	-	2	-	2
Income tax expense on operations	(64)	(70)	(57)	(61)	(69)	(53)	(134)	(122)

Operating income	138	150	130	129	135	113	288	248

Realized capital gains and losses, after-tax	5	(14)	43	142	40	25	(9)	65
Valuation changes on embedded derivatives that are not hedged, after-tax	(3)	(6)	(13)	(4)	(3)	8	(9)	5
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	-	(10)	(16)	(65)	(5)	(22)	(10)	(27)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-	-	3	-	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(10)	(10)	(10)	(12)	(11)	(12)	(20)	(23)
Gain (loss) on disposition of operations, after-tax	2	2	1	2	5	(13)	4	(8)

Net income	$132	$112	$135	$192	$161	$102	$244	$263

ALLSTATE FINANCIAL

RETURN ON ATTRIBUTED EQUITY

($ in millions)

	Twelve months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2012	2012	2011	2011	2011	2011
Return on Attributed Equity

Numerator:

Net income (1)	$571	$600	$590	$527	$417	$141

Denominator:

Beginning attributed equity (2)	$6,868	$6,568	$6,385	$6,450	$5,895	$5,510
Ending attributed equity	7,737	7,475	7,230	7,044	6,868	6,568

Average attributed equity (3)	$7,303	$7,022	$6,808	$6,747	$6,382	$6,039

Return on attributed equity	7.8%	8.5%	8.7%	7.8%	6.5%	2.3%

Operating Income Return on Attributed Equity

Numerator:
Operating income (1)	$547	$544	$507	$472	$447	$426

Denominator:

Beginning attributed equity	$6,868	$6,568	$6,385	$6,450	$5,895	$5,510
Unrealized net capital gains and losses	792	656	548	685	183	(316)
Adjusted beginning attributed equity	6,076	5,912	5,837	5,765	5,712	5,826

Ending attributed equity	7,737	7,475	7,230	7,044	6,868	6,568
Unrealized net capital gains and losses	1,240	1,073	842	776	792	656
Adjusted ending attributed equity	6,497	6,402	6,388	6,268	6,076	5,912

Average adjusted attributed equity (3)	$6,287	$6,157	$6,113	$6,017	$5,894	$5,869

Operating income return on attributed equity	8.7%	8.8%	8.3%	7.8%	7.6%	7.3%

(1)               Net income and operating income reflect a trailing twelve-month period.

(2)               Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company, the applicable equity for American Heritage Life Investment Corporation, and the equity for Allstate Bank. Allstate Bank’s equity is zero beginning March 31, 2012.

(3)               Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$117	$113	$113	$111	$109	$108	$230	$217
Accident and health insurance premiums	160	162	160	160	162	161	322	323
Interest-sensitive life insurance contract charges	263	260	256	258	253	248	523	501
	540	535	529	529	524	517	1,075	1,041
Annuities
Immediate annuities with life contingencies premiums	14	12	32	16	15	43	26	58
Other fixed annuity contract charges	5	6	9	7	8	9	11	17
	19	18	41	23	23	52	37	75
Total	$559	$553	$570	$552	$547	$569	$1,112	$1,116

PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL

Allstate agencies (1)	$272	$266	$264	$260	$256	$251	$538	$507
Workplace enrolling agents	170	170	171	171	169	168	340	337
Other	117	117	135	121	122	150	234	272
Total	$559	$553	$570	$552	$547	$569	$1,112	$1,116

ISSUED LIFE INSURANCE POLICIES BY DISTRIBUTION CHANNEL(2)

Allstate agencies (1)	30,544	29,714	45,053	30,006	29,794	25,709	60,258	55,503
Other	780	876	812	885	931	981	1,656	1,912
Total	31,324	30,590	45,865	30,891	30,725	26,690	61,914	57,415

(1)         Includes products directly sold through call centers and internet.

(2)         Excludes Allstate Benefits and non-proprietary products.

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011

Beginning balance	$41,603	$42,332	$43,776	$45,078	$46,834	$48,195	$42,332	$48,195

Deposits
Fixed annuities	185	153	228	133	142	164	338	306
Interest-sensitive life insurance	335	332	324	321	316	330	667	646
Bank deposits	-	-	19	32	97	212	-	309
Total deposits	520	485	571	486	555	706	1,005	1,261

Interest credited	369	379	406	400	413	410	748	823

Maturities, benefits, withdrawals and other adjustments
Maturities of and interest payments on institutional products	(88)	(1)	(48)	(26)	(306)	(487)	(89)	(793)
Benefits	(331)	(357)	(326)	(396)	(367)	(372)	(688)	(739)
Surrenders and partial withdrawals	(949)	(943)	(1,052)	(1,351)	(1,513)	(1,019)	(1,892)	(2,532)
Bank withdrawals	-	-	(817)	(162)	(210)	(274)	-	(484)
Contract charges	(266)	(264)	(265)	(257)	(255)	(251)	(530)	(506)
Net transfers from separate accounts	2	2	3	3	3	3	4	6
Fair value hedge adjustments for institutional products	-	-	-	-	-	(34)	-	(34)
Other adjustments	(28)	(30)	84	1	(76)	(43)	(58)	(119)
Total maturities, benefits, withdrawals and other adjustments	(1,660)	(1,593)	(2,421)	(2,188)	(2,724)	(2,477)	(3,253)	(5,201)

Ending balance	$40,832	$41,603	$42,332	$43,776	$45,078	$46,834	$40,832	$45,078

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011

Benefit spread
Premiums	$291	$287	$305	$287	$286	$312	$578	$598
Cost of insurance contract charges (1)	173	170	168	167	162	162	343	324
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(326)	(305)	(294)	(320)	(287)	(319)	(631)	(606)
Total benefit spread	138	152	179	134	161	155	290	316

Investment spread
Net investment income	663	687	656	682	694	684	1,350	1,378
Implied interest on immediate annuities with life contingencies (2)	(136)	(134)	(136)	(135)	(135)	(135)	(270)	(270)
Interest credited to contractholder funds	(366)	(378)	(405)	(405)	(417)	(418)	(744)	(835)
Total investment spread	161	175	115	142	142	131	336	273

Surrender charges and contract maintenance expense fees (1)	95	96	97	98	99	95	191	194
Realized capital gains and losses	8	(21)	68	219	62	39	(13)	101
Amortization of deferred policy acquisition costs	(77)	(101)	(101)	(180)	(93)	(120)	(178)	(213)
Operating costs and expenses	(135)	(142)	(159)	(129)	(135)	(132)	(277)	(267)
Restructuring and related charges	-	-	(3)	-	-	2	-	2
Gain (loss) on disposition of operations	3	3	2	4	7	(20)	6	(13)
Income tax expense	(61)	(50)	(63)	(96)	(82)	(48)	(111)	(130)

Net income	$132	$112	$135	$192	$161	$102	$244	$263

Benefit spread by product group
Life insurance	$87	$91	$74	$90	$98	$93	$178	$191
Accident and health insurance	72	73	114	70	71	74	145	145
Annuities	(21)	(12)	(9)	(26)	(8)	(12)	(33)	(20)
Total benefit spread	$138	$152	$179	$134	$161	$155	$290	$316

Investment spread by product group
Annuities and institutional products	$67	$87	$23	$48	$51	$48	$154	$99
Life insurance	20	18	12	17	14	11	38	25
Allstate Bank products	-	-	2	6	6	8	-	14
Accident and health insurance	6	6	5	4	5	5	12	10
Net investment income on investments supporting capital	68	64	73	67	66	59	132	125
Total investment spread	$161	$175	$115	$142	$142	$131	$336	$273

(1) Reconciliation of contract charges
Cost of insurance contract charges	$173	$170	$168	$167	$162	$162	$343	$324
Surrender charges and contract maintenance expense fees	95	96	97	98	99	95	191	194
Total contract charges	$268	$266	$265	$265	$261	$257	$534	$518

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(326)	$(305)	$(294)	$(320)	$(287)	$(319)	$(631)	$(606)
Implied interest on immediate annuities with life contingencies	(136)	(134)	(136)	(135)	(135)	(135)	(270)	(270)
Total contract benefits	$(462)	$(439)	$(430)	$(455)	$(422)	$(454)	$(901)	$(876)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended June 30, 2012			Three months ended June 30, 2011

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.3%	4.0%	1.3%	5.5%	4.2%	1.3%
Deferred fixed annuities and institutional products	4.6	3.2	1.4	4.6	3.3	1.3
Immediate fixed annuities with and without life contingencies	6.9	6.2	0.7	6.4	6.3	0.1
Investments supporting capital, traditional life and other products	3.9	n/a	n/a	3.8	n/a	n/a

	Six months ended June 30, 2012			Six months ended June 30, 2011

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.4%	4.1%	1.3%	5.5%	4.2%	1.3%
Deferred fixed annuities and institutional products	4.6	3.2	1.4	4.6	3.3	1.3
Immediate fixed annuities with and without life contingencies	7.3	6.1	1.2	6.3	6.3	-
Investments supporting capital, traditional life and other products	3.9	n/a	n/a	3.7	n/a	n/a

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION

($ in millions)

	As of June 30, 2012		Twelve months ended June 30, 2012	Twelve months ended
				June	March	Dec.
		Attributed equity		2012	2012	2011
	Reserves and	excluding unrealized	Operating	Operating income return
	Contractholder funds	capital gains/losses (3)(4)	income (5)	on attributed equity (%)
Underwritten products
Life insurance	$14,176	$2,501	$257	10.8%	11.3%	11.2%
Accident and health insurance	1,937	613	96	16.3	15.9	16.2
Sub-total	16,113	3,114	353	11.9	12.2	4.9
Annuities and institutional and bank products:
Deferred Annuities	24,072	1,978	183	9.2	9.2	9.2
Immediate Annuities:
Sub-standard structured settlements and group pension terminations (1)	5,178	901	(6)	(0.7)	(1.0)	(2.9)
Standard structured settlements and SPIA (2)	8,232	448	19	5.3	5.7	(0.3)
Sub-total	13,410	1,349	13	1.1	0.9	(2.2)
Institutional products	1,877	56	(4)	(5.2)	(7.3)	(6.8)
Bank	-	-	2	NM	NM	7.4
Sub-total	39,359	3,383	194	5.9	5.9	4.9
Total Allstate Financial	$55,472	$6,497	$547	8.7	8.8	8.3

	Six months ended June 30, 2012
	Life	Accident and	Annuities and	Allstate
	insurance	health insurance	institutional products	Financial

Operating income	$130	$38	$120	$288
Realized capital gains and losses, after-tax	(6)	1	(4)	(9)
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(9)	(9)
DAC and DSI (amortization) accretion relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(2)	-	(8)	(10)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	(21)	(20)
Gain on disposition of operations, after-tax	-	-	4	4
Net income	$123	$39	$82	$244

(1)

Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2)

Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies.

(3)

Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company, the applicable equity for American Heritage Life Investment Corporation, and the equity for Allstate Bank. Allstate Bank’s equity is zero beginning March 31, 2012.

(4)

Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from average statutory capital over the prior four quarters. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products.

(5)	Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period.

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011

Net investment income	$11	$11	$10	$14	$16	$14	$22	$30
Operating costs and expenses	(107)	(86)	(88)	(116)	(98)	(91)	(193)	(189)
Income tax benefit on operations	33	34	29	31	32	31	67	63

Operating loss	(63)	(41)	(49)	(71)	(50)	(46)	(104)	(96)

Business combination expenses, after-tax	-	-	(10)	-	-	-	-	-
Realized capital gains and losses, after-tax	-	-	5	13	2	-	-	2
Net loss	$(63)	$(41)	$(54)	$(58)	$(48)	$(46)	$(104)	$(94)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2012	2012	2011	2011	2011	2012	2012	2011	2011	2011

Fixed income securities, at fair value:
Tax-exempt	$7,915	$7,634	$8,239	$8,799	$8,778	$29	$37	$38	$38	$40
Taxable	21,578	21,272	19,562	18,203	18,726	46,390	46,232	46,252	46,829	47,821
Equity securities, at fair value	3,470	3,636	4,165	3,977	4,748	211	211	198	180	206
Mortgage loans	494	494	474	377	132	6,434	6,673	6,665	6,579	6,695
Limited partnership interests	2,877	2,889	3,055	2,863	2,913	1,806	1,729	1,612	1,508	1,449
Short-term, at fair value	699	608	451	719	770	893	681	645	1,908	1,342
Other	253	192	52	68	52	1,971	2,057	1,963	2,026	2,106
Total	$37,286	$36,725	$35,998	$35,006	$36,119	$57,734	$57,620	$57,373	$59,068	$59,659

Fixed income securities, at amortized cost:
Tax-exempt	$7,592	$7,350	$7,935	$8,568	$8,650	$29	$36	$37	$37	$39
Taxable	20,878	20,742	19,188	17,942	18,456	43,464	43,936	44,259	44,931	46,380
Ratio of fair value to amortized cost	103.6%	102.9%	102.5%	101.9%	101.5%	106.7%	105.2%	104.5%	104.2%	103.1%
Equity securities, at cost	$3,270	$3,270	$4,044	$4,094	$4,170	$160	$160	$159	$158	$159
Short-term, at amortized cost	699	608	451	719	770	893	681	645	1,908	1,342

	CORPORATE AND OTHER					CONSOLIDATED

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	March 31,	Dec. 31,	Sept 30,	June 30,
	2012	2012	2011	2011	2011	2012	2012	2011	2011	2011

Fixed income securities, at fair value:
Tax-exempt	$775	$748	$728	$732	$698	$8,719	$8,419	$9,005	$9,569	$9,516
Taxable	1,239	1,300	1,294	1,793	2,351	69,207	68,804	67,108	66,825	68,898
Equity securities, at fair value	-	-	-	-	-	3,681	3,847	4,363	4,157	4,954
Mortgage loans	-	-	-	-	-	6,928	7,167	7,139	6,956	6,827
Limited partnership interests	11	19	30	36	38	4,694	4,637	4,697	4,407	4,400
Short-term, at fair value	275	597	195	890	424	1,867	1,886	1,291	3,517	2,536
Other	-	-	-	-	-	2,224	2,249	2,015	2,094	2,158
Total	$2,300	$2,664	$2,247	$3,451	$3,511	$97,320	$97,009	$95,618	$97,525	$99,289

Fixed income securities, at amortized cost:
Tax-exempt	$739	$714	$689	$698	$670	$8,360	$8,100	$8,661	$9,303	$9,359
Taxable	1,223	1,282	1,271	1,759	2,307	65,565	65,960	64,718	64,632	67,143
Ratio of fair value to amortized cost	102.7%	102.6%	103.2%	102.8%	102.4%	105.4%	104.3%	103.7%	103.3%	102.5%
Equity securities, at cost	$-	$-	$-	$-	$-	$3,430	$3,430	$4,203	$4,252	$4,329
Short-term, at amortized cost	275	597	195	890	424	1,867	1,886	1,291	3,517	2,536

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	June 30, 2012			March 31, 2012			December 31, 2011

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$374	$5,246	107.7	$282	$5,541	105.4	$349	$6,315	105.8
Municipal	805	13,892	106.2	644	13,614	105.0	607	14,241	104.5
Corporate	3,025	47,254	106.8	2,512	46,331	105.7	2,364	43,581	105.7
Foreign government	227	2,169	111.7	195	1,989	110.9	215	2,081	111.5
Residential mortgage-backed securities (“RMBS”)	(212)	3,675	94.5	(231)	3,728	94.2	(411)	4,121	90.9
Commercial mortgage-backed securities (“CMBS”)	(115)	1,716	93.7	(111)	1,753	94.0	(178)	1,784	90.9
Asset-backed securities (“ABS”)	(105)	3,949	97.4	(130)	4,242	97.0	(214)	3,966	94.9
Redeemable preferred stock	2	25	108.7	2	25	108.7	2	24	109.1
Total fixed income securities	4,001	77,926	105.4	3,163	77,223	104.3	2,734	76,113	103.7

Equity securities	251	3,681	107.3	417	3,847	112.2	160	4,363	103.8
Short-term investments	-	1,867	100.0	-	1,886	100.0	-	1,291	100.0
Derivatives	(16)	187	92.1	(21)	273	92.9	(17)	168	90.8
EMA limited partnership interests (2)	4	n/a	n/a	1	n/a	n/a	2	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$4,240	$83,661	105.3	$3,560	$83,229	104.5	$2,879	$81,935	103.6

Amounts recognized for:
Insurance reserves (3)	(700)			(443)			(594)
DAC and DSI (4)	(352)			(230)			(124)
Amounts recognized	(1,052)			(673)			(718)
Deferred income taxes	(1,118)			(1,013)			(761)
Unrealized net capital gains and losses, after-tax	$2,070			$1,874			$1,400

	September 30, 2011			June 30, 2011			March 31, 2011

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$337	$4,346	108.4	$315	$6,187	105.4	$257	$6,766	103.9
Municipal	554	14,999	103.8	116	14,673	100.8	(254)	15,246	98.4
Corporate	2,194	44,529	105.2	1,759	42,369	104.3	1,300	42,395	103.2
Foreign government	192	2,133	109.9	323	3,043	111.9	295	3,117	110.5
RMBS	(395)	4,632	92.1	(366)	5,990	94.2	(377)	6,530	94.5
CMBS	(221)	1,824	89.2	(97)	1,986	95.3	(103)	2,053	95.2
ABS	(204)	3,906	95.0	(139)	4,142	96.8	(169)	4,111	96.1
Redeemable preferred stock	2	25	108.7	1	24	104.3	1	24	104.3
Total fixed income securities	2,459	76,394	103.3	1,912	78,414	102.5	950	80,242	101.2

Equity securities	(95)	4,157	97.8	625	4,954	114.4	645	4,437	117.0
Short-term investments	-	3,517	100.0	-	2,536	100.0	-	1,986	100.0
Derivatives	(15)	244	94.2	(36)	348	90.6	(30)	512	94.5
EMA limited partnership interests (2)	7	n/a	n/a	7	n/a	n/a	7	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$2,356	$84,312	102.9	$2,508	$86,252	103.0	$1,572	$87,177	101.8

Amounts recognized for:
Insurance reserves (3)	(603)			(181)			(1)
DAC and DSI (4)	(109)			(53)			83
Amounts recognized	(712)			(234)			82
Deferred income taxes	(579)			(799)			(582)
Unrealized net capital gains and losses, after-tax	$1,065			$1,475			$1,072

(1)	The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.
(2)

Unrealized net capital gains and losses for limited partnership interest represent the Company’s share of Equity Method of Accounting (“EMA”) limited partnerships’ other comprehensive income. Fair value and amortized cost are not applicable.

(3)

The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)

The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

THE ALLSTATE CORPORATION

GROSS UNREALIZED GAINS AND LOSSES ON FIXED INCOME SECURITIES BY TYPE AND SECTOR

($ in millions)

	As of June 30, 2012

						Amortized
						cost as a	Fair value
	Par	Amortized	Gross unrealized		Fair	percent of	as a percent
	value (1)	cost	Gains	Losses	value	par value (2)	of par value (2)

Corporate:
Banking	$3,615	$3,598	$147	$(94)	$3,651	99.5%	101.0%
Utilities	7,631	7,645	773	(28)	8,390	100.2	109.9
Capital goods	5,261	5,298	446	(23)	5,721	100.7	108.7
Financial services	3,515	3,460	209	(22)	3,647	98.4	103.8
Consumer goods (cyclical and non-cyclical)	8,976	9,091	641	(14)	9,718	101.3	108.3
Basic industry	2,789	2,808	162	(12)	2,958	100.7	106.1
Transportation	1,913	1,917	181	(12)	2,086	100.2	109.0
Communications	3,055	3,060	203	(8)	3,255	100.2	106.5
Energy	3,992	4,041	277	(6)	4,312	101.2	108.0
Technology	2,072	2,104	134	(1)	2,237	101.5	108.0
Other	1,309	1,207	78	(6)	1,279	92.2	97.7
Total corporate fixed income portfolio	44,128	44,229	3,251	(226)	47,254	100.2	107.1

U.S. government and agencies	5,226	4,872	374	-	5,246	93.2	100.4
Municipal	14,676	13,087	991	(186)	13,892	89.2	94.7
Foreign government	1,999	1,942	227	-	2,169	97.1	108.5
RMBS	4,477	3,887	118	(330)	3,675	86.8	82.1
CMBS	1,905	1,831	56	(171)	1,716	96.1	90.1
ABS	4,256	4,054	110	(215)	3,949	95.3	92.8
Redeemable preferred stock	23	23	2	-	25	100.0	108.7
Total fixed income securities	$76,690	$73,925	$5,129	$(1,128)	$77,926	96.4	101.6

(1)

Included in par value are zero-coupon securities that are generally purchased at a deep discount to the par value that is received at maturity. These primarily included corporate, U.S. government and agencies, municipal and foreign government zero-coupon securities with par value of $488 million, $947 million, $3.10 billion and $382 million, respectively.

(2)

Excluding the impact of zero-coupon securities, the percentage of amortized cost to par value would be 100.5% for corporates, 101.2% for U.S. government and agencies, 102.1% for municipals and 104.4% for foreign governments. Similarly, excluding the impact of zero-coupon securities, the percentage of fair value to par value would be 107.3% for corporates, 105.5% for U.S. government and agencies, 108.3% for municipals and 112.9% for foreign governments.

THE ALLSTATE CORPORATION

FAIR VALUE AND UNREALIZED NET CAPITAL GAINS AND LOSSES FOR FIXED INCOME SECURITIES BY CREDIT RATING

($ in millions)

	As of June 30, 2012

	Aaa		Aa		A		Baa		Ba or lower		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Par	Fair	Unrealized
	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	value	gain/(loss)

U.S. government and agencies	$5,246	$374	$-	$-	$-	$-	$-	$-	$-	$-	$5,226	$5,246	$374

Municipal
Tax exempt	1,195	48	4,316	210	1,996	119	813	25	399	(43)	8,399	8,719	359
Taxable	233	33	2,780	402	1,057	116	367	(13)	103	(12)	5,564	4,540	526
Auction rate securities	264	(19)	203	(31)	23	(3)	41	(7)	102	(20)	713	633	(80)
Sub-total	1,692	62	7,299	581	3,076	232	1,221	5	604	(75)	14,676	13,892	805

Corporate
Public	907	70	2,525	182	12,360	1,017	13,215	874	3,111	74	29,640	32,118	2,217
Privately placed	1,139	66	1,453	106	4,069	343	6,893	283	1,582	10	14,488	15,136	808
Sub-total	2,046	136	3,978	288	16,429	1,360	20,108	1,157	4,693	84	44,128	47,254	3,025

Foreign government	823	125	406	27	523	39	417	36	-	-	1,999	2,169	227

RMBS
U.S. government sponsored entities	1,726	68	-	-	-	-	-	-	-	-	1,624	1,726	68
Prime residential mortgage-backed securities	143	4	27	1	159	2	23	-	440	(4)	867	792	3
Alt-A residential mortgage-backed securities	-	-	10	-	60	1	45	-	388	(43)	790	503	(42)
Subprime residential mortgage-backed securities	-	-	27	(4)	36	(8)	37	(11)	554	(218)	1,196	654	(241)
Sub-total	1,869	72	64	(3)	255	(5)	105	(11)	1,382	(265)	4,477	3,675	(212)

CMBS	869	43	170	3	193	(12)	237	(41)	247	(108)	1,905	1,716	(115)

ABS
Collateralized debt obligations	140	1	697	(15)	279	(54)	152	(44)	274	(51)	1,876	1,542	(163)
Consumer and other asset-backed securities	1,235	42	373	5	487	8	297	6	15	(3)	2,380	2,407	58
Sub-total	1,375	43	1,070	(10)	766	(46)	449	(38)	289	(54)	4,256	3,949	(105)

Redeemable preferred stock	-	-	1	-	-	-	24	2	-	-	23	25	2
Total fixed income securities	$13,920	$855	$12,988	$886	$21,242	$1,568	$22,561	$1,110	$7,215	$(418)	$76,690	$77,926	$4,001

THE ALLSTATE CORPORATION

REALIZED CAPITAL GAINS AND LOSSES BY TRANSACTION TYPE

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011

Impairment write-downs	$(49)	$(39)	$(122)	$(190)	$(70)	$(114)	$(88)	$(184)
Change in intent write-downs	(1)	(44)	(2)	(13)	(16)	(69)	(45)	(85)
Net other-than-temporary impairment losses recognized in earnings	(50)	(83)	(124)	(203)	(86)	(183)	(133)	(269)
Sales	70	229	220	692	141	283	299	424
Valuation of derivative instruments	(10)	11	(9)	(254)	(50)	22	1	(28)
Settlements of derivative instruments	17	11	(33)	20	(3)	(89)	28	(92)
EMA limited partnership income (1)	-	-	32	9	55	63	-	118
Total	$27	$168	$86	$264	$57	$96	$195	$153

(1)	Income from EMA limited partnerships is reported in net investment income in 2012 and realized capital gains and losses in 2011.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011

NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$82	$87	$96	$100	$108	$111	$169	$219
Taxable	192	178	170	176	180	169	370	349
Equity securities	22	19	44	20	32	18	41	50
Mortgage loans	5	6	4	3	1	-	11	1
Limited partnership interests (1) (2)	68	41	12	15	7	5	109	12
Short-term	1	1	1	1	-	1	2	1
Other	3	2	1	-	1	1	5	2
Sub-total	373	334	328	315	329	305	707	634
Less: Investment expense	(21)	(21)	(19)	(17)	(19)	(21)	(42)	(40)
Net investment income	$352	$313	$309	$298	$310	$284	$665	$594
Net investment income, after-tax	$254	$232	$233	$225	$236	$219	$486	$455

PRE-TAX YIELDS (3)
Fixed income securities:
Tax-exempt	4.4%	4.6%	4.6%	4.6%	4.9%	4.8%	4.4%	4.9%
Equivalent yield for tax-exempt	6.4	6.7	6.7	6.7	7.1	7.0	6.4	7.1
Taxable	3.7	3.6	3.7	3.9	3.8	3.6	3.7	3.8
Equity securities	2.7	2.1	4.3	1.9	3.3	1.9	2.4	2.6
Mortgage loans	4.2	4.5	4.2	4.5	3.2	6.7	4.4	3.2
Limited partnership interests	9.5	5.5	6.3	8.8	4.2	2.9	7.4	3.6
Total portfolio	4.2	3.8	4.0	3.9	4.0	3.7	4.0	3.9

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$(4)	$25	$5	$30	$(16)	$(13)	$21	$(29)
Taxable	15	(5)	28	119	9	(29)	10	(20)
Equity securities	13	159	3	(77)	(2)	124	172	122
Limited partnership interests (2)	1	11	33	(3)	20	46	12	66
Derivatives and other	(6)	(1)	(57)	(45)	(19)	(71)	(7)	(90)
Total	$19	$189	$12	$24	$(8)	$57	$208	$49

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(43)	$(19)	$(54)	$(105)	$(27)	$(64)	$(62)	$(91)
Change in intent write-downs	(1)	(28)	(1)	(10)	(11)	(27)	(29)	(38)
Net other-than-temporary impairment losses recognized in earnings	(44)	(47)	(55)	(115)	(38)	(91)	(91)	(129)
Sales	60	237	82	186	29	172	297	201
Valuation of derivative instruments	1	3	(12)	(56)	(12)	26	4	14
Settlements of derivative instruments	2	(4)	(36)	11	(7)	(95)	(2)	(102)
EMA limited partnership income (2)	-	-	33	(2)	20	45	-	65
Total	$19	$189	$12	$24	$(8)	$57	$208	$49

AVERAGE INVESTED ASSETS (in billions) (4)	$35.8	$35.4	$34.9	$34.9	$35.0	$34.7	$35.6	$34.8

(1)      As of June 30, 2012, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.38 billion.

(2)      Income from EMA limited partnerships is reported in net investment income in 2012 and realized capital gains and losses in 2011.

(3)      Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.  EMA limited partnership interests are included in the 2012 yields since their 2012 income is reported in net investment income. Total portfolio yield for The Allstate Corporation was 4.6% in the second quarter of 2012 compared to 4.5% in the second quarter of 2011.

(4)      Average invested assets for the quarter are calculated as the average of the current and prior quarter invested assets. Year-to-date average invested assets are calculated as the average of invested assets at the end of each quarter during the year.  For purposes of the average invested assets calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended						Six months ended

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	June 30,	June 30,
	2012	2012	2011	2011	2011	2011	2012	2011

NET INVESTMENT INCOME
Fixed income securities	$534	$531	$546	$572	$596	$607	$1,065	$1,203
Equity securities	2	2	2	3	2	1	4	3
Mortgage loans	87	87	88	88	86	89	174	175
Limited partnership interests (1) (2)	39	67	15	18	11	5	106	16
Short-term	-	-	-	1	-	1	-	1
Other	29	27	29	26	24	9	56	33
Sub-total	691	714	680	708	719	712	1,405	1,431
Less: Investment expense	(28)	(27)	(24)	(26)	(25)	(28)	(55)	(53)
Net investment income	$663	$687	$656	$682	$694	$684	$1,350	$1,378
Net investment income, after-tax	$437	$455	$431	$448	$455	$449	$892	$904

PRE-TAX YIELDS (3)
Fixed income securities	4.9%	4.8%	4.9%	5.0%	5.0%	5.0%	4.9%	5.0%
Equity securities	5.2	3.9	4.6	8.0	2.9	3.3	4.6	3.1
Mortgage loans	5.3	5.2	5.3	5.3	5.2	5.4	5.3	5.3
Limited partnership interests	8.8	16.0	8.6	10.2	6.3	2.7	12.3	4.5
Total portfolio	5.0	5.2	4.9	5.0	4.9	4.8	5.1	4.9

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities	$(5)	$(49)	$56	$433	$46	$15	$(54)	$61
Equity securities	-	-	-	-	17	(2)	-	15
Mortgage loans	9	(1)	10	(28)	(3)	(4)	8	(7)
Limited partnership interests (2)	2	(1)	(1)	11	30	22	1	52
Derivatives and other	2	30	3	(197)	(28)	8	32	(20)
Total	$8	$(21)	$68	$219	$62	$39	$(13)	$101

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(6)	$(20)	$(68)	$(85)	$(43)	$(50)	$(26)	$(93)
Change in intent write-downs	-	(16)	(1)	(3)	(5)	(42)	(16)	(47)
Net other-than-temporary impairment losses recognized in earnings	(6)	(36)	(69)	(88)	(48)	(92)	(42)	(140)
Sales	10	(8)	130	485	112	111	2	223
Valuation of derivative instruments	(11)	8	3	(198)	(38)	(4)	(3)	(42)
Settlements of derivative instruments	15	15	3	9	4	6	30	10
EMA limited partnership income (2)	-	-	1	11	32	18	-	50
Total	$8	$(21)	$68	$219	$62	$39	$(13)	$101

AVERAGE INVESTED ASSETS (in billions) (4)	$55.0	$55.3	$56.2	$57.7	$58.8	$60.2	$55.1	$59.5

(1)       As of June 30, 2012, Allstate Financial has commitments to invest in additional limited partnership interests totaling $714 million.

(2)       Income from EMA limited partnerships is reported in net investment income in 2012 and realized capital gains and losses in 2011.

(3)       Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.  EMA limited partnership interests are included in the 2012 yields since their 2012 income is reported in net investment income.

(4)       Average invested assets for the quarter are calculated as the average of the current and prior quarter invested assets. Year-to-date average invested assets are calculated as the average of invested assets at the end of each quarter during the year.  For purposes of the average invested assets calculation, unrealized capital gains and losses are excluded.

Definitions of Non-GAAP and Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP financial measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income (loss) is net income (loss), excluding:

- realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income (loss),

- valuation changes on embedded derivatives that are not hedged, after-tax,

- amortization of deferred acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax,

- business combination expenses and the amortization of purchased intangible assets, after-tax,

- gain (loss) on disposition of operations, after-tax, and

- adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income (loss) is the GAAP measure that is most directly comparable to operating income (loss).   We use operating income (loss) as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, business combination expenses and the amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income (loss) includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income (loss), we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g., net investment income and interest credited to contractholder funds) or replicated investments.  Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income (loss) excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income (loss) is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods.  Operating income (loss) is used by management along with the other components of net income (loss) to assess our performance.  We use adjusted measures of operating income (loss) and operating income (loss) per diluted share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income (loss), operating income (loss) and their components separately and in the aggregate when reviewing and evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income (loss) results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income (loss) as the denominator.  Operating income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of operating income (loss) to net income (loss) is provided in the schedule, “Contribution to Income”.

Underwriting income (loss) is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income (loss) is the most directly comparable GAAP measure.  Underwriting income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income (loss) to net income (loss) is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year reserve reestimates on the combined ratio, the effect of business combination expenses and the amortization of purchased intangible assets on the combined ratio.   We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by unexpected loss development on historical reserves.  Business combination expenses and the amortization of purchased intangible assets primarily relate to the acquisition purchase price and are not indicative of our underlying insurance business results or trends.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio.  The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules, “Property-Liability Results”, “Standard Auto Profitability Measures” and “Homeowners Profitability Measures”.

Operating income return on shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above.  We use average shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income and return on shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on shareholders’ equity from return on shareholders’ equity is the transparency and understanding of their significance to return on shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on shareholders’ equity and return on shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on shareholders’ equity should not be considered as a substitute for return on shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on shareholders’ equity and operating income return on shareholders’ equity can be found in the schedule, “Return on Shareholders’ Equity”.

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total shares outstanding plus dilutive potential shares outstanding.  We use the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per share is the most directly comparable GAAP measure.  Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per share can be found in the schedule, “Book Value per Share”.

Operating Measure

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following operating financial measure.  Our method for calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Premiums written is the amount of premiums charged for policies issued during a fiscal period.  Premiums earned is a GAAP measure.  Premiums are considered earned and are included in financial results on a pro-rata basis over the policy period.  The portion of premiums written applicable to the unexpired terms of the policies is recorded as unearned premiums on our Condensed Consolidated Statements of Financial Position.  A reconciliation of premiums written to premiums earned is presented in the schedule, “Property-Liability Results”.

Definitions of GAAP Operating Ratios and Impacts of Specific Items on the GAAP Operating Ratios

We use the following operating ratios to measure the profitability of our Property-Liability results.  We believe that they enhance an investor’s understanding of our profitability.  They are calculated as follows:

Claims and claims expense (“loss”) ratio is the ratio of claims and claims expense to premiums earned.  Loss ratios include the impact of catastrophe losses.

Expense ratio is the ratio of amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.

Combined ratio is the ratio of claims and claims expense, amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.  The combined ratio is the sum of the loss ratio and the expense ratio.  The difference between 100% and the combined ratio represents underwriting income (loss) as a percentage of premiums earned or underwriting margin.

Effect of Discontinued Lines and Coverages on combined ratio is the ratio of claims and claims expense and operating costs and expenses in the Discontinued Lines and Coverages segment to Property-Liability premiums earned.  The sum of the effect of Discontinued Lines and Coverages on the combined ratio and the Allstate Protection combined ratio is equal to the Property-Liability combined ratio.

Effect of catastrophe losses on combined ratio is the percentage of catastrophe losses included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of prior year reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of restructuring and related charges on combined ratio is the percentage of restructuring and related charges to premiums earned.

Effect of business combination expenses and the amortization of purchased intangible assets on the combined and expense ratio is the percentage of business combination expenses and the amortization of purchased intangible assets to premiums earned.